Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended December 31, 2003

Boston Properties, Inc.

Fourth Quarter 2003

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws.  You can identify these statements by our use of the words “expects,” “plans,” “estimates,” “projects,” “intends,” “believes” and similar expressions that do not relate to historical matters.  You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements.  These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development and acquisition activity, the ability to effectively integrate acquisitions, the costs and availability of financing, the effects of local economic and market conditions, the impact of newly adopted accounting principles on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission.  The Company does not undertake a duty to update forward-looking statements.

Boston Properties, Inc.

Fourth Quarter 2003

COMPANY BACKGROUND

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers and developers of first-class office properties in the United States, with a significant presence in four core markets:  Boston, Washington, D.C., Midtown Manhattan and San Francisco.  Boston Properties was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters.  The Company acquires, develops and manages its properties through full-service regional offices in Boston, New York City, Washington, D.C., San Francisco and Princeton, New Jersey.  Its property portfolio primarily comprises first-class office space and also includes hotels and industrial buildings.  Boston Properties is well known for its in-house building management expertise and responsiveness to tenants’ needs.

The Boston Properties Management Team is among the most distinguished in the REIT industry.  This deep and talented team of twenty-eight individuals average twenty-four years of real estate experience and fifteen years with Boston Properties.  Chairman Mortimer Zuckerman is nationally known, serving as Chairman and Editor-in-Chief of U.S. News and World Report and Chairman and Publisher of the New York Daily News.  He holds an undergraduate degree from McGill University, a law degree from Harvard University and an MBA from the Wharton School, University of Pennsylvania.  President and CEO Edward Linde serves on a number of corporate and philanthropic boards, including John Hancock Financial Services, Inc. the Boston Symphony Orchestra, National Association of Real Estate Investment Trusts (NAREIT) and The Real Estate Roundtable.   He holds a B.S. Civil Engineering degree from MIT and an MBA with high distinction as a Baker Scholar from Harvard Graduate School of Business Administration.

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its stockholders with the greatest possible total return.  The Company’s targeted markets are characterized by high barriers to the creation of new supply and strong real estate fundamentals where tenants have demonstrated a preference for high-quality office buildings and other facilities. Boston Properties’ business strategy includes selectively acquiring assets which increase its penetration in the markets in which it has chosen to concentrate while exploring the sale of properties to take advantage of its value creation and the demand for its premier properties, which often results in high sale prices.  The Company continues to enhance its balanced capital structure through its access to a variety of sources of capital. Additionally, Boston Properties is an investment grade rated company maintaining current senior unsecured debt ratings of BBB from Standard & Poor’s, Baa2 from Moody’s Investor Services and BBB from Fitch Ratings.

Boston Properties, Inc.

Fourth Quarter 2003

INVESTOR INFORMATION

Corporate Headquarters	Stock Exchange Listing	At The Company
111 Huntington Avenue	New York Stock Exchange	Michael Walsh, VP Finance
Boston, MA 02199-7610		(617) 236-3410
(617) 236-3300	Trading Symbol	(617) 236-3311 (fax)
(617) 236-3311 (fax)	BXP	mwalsh@bostonproperties.com
www.bostonproperties.com

Kathleen DiChiara, Investor Relations Manager
(617) 236-3343
Key Management:		(617) 236-3311 (fax)
Mortimer B. Zuckerman	Chairman of the Board	kdichiara@bostonproperties.com
Edward H. Linde	President, CEO and Director
Robert E. Burke	Executive Vice President, Operations
Douglas T. Linde	Senior Vice President, CFO and Treasurer	Information Requests
Raymond A. Ritchey	Executive Vice President, National Director of Acquisitions and Development	To request a standard Investor package or to be added to our quarterly distribution list:

(617) 236-3322 or
Investor_relations@bostonproperties.com

RESEARCH COVERAGE

EQUITY			DEBT

A.G. Edwards & Sons, Inc.	David AuBuchon	(314) 955-5452	Rating Agencies:
Banc of America Securities LLC	Lee Schalop	(212) 847-5677	Fitch Ratings	William Travers	(212) 908-0304
Bear Stearns & Company, Inc.	Ross Smotrich	(212) 272-8046	Moody’s Investor Services	Lesia Bates Moss	(212) 553-4705
Credit Suisse First Boston, Inc.	Jay Habermann	(212) 538-5250	Standard & Poor’s	James Fielding	(212) 438-2452
Deutsche Bank Securities Inc.	Louis Taylor	(212) 250-4912
Friedman, Billings, Ramsey & Co., Inc	David Loeb	(703) 469-1289	Analysts:
Goldman Sachs & Company	Carey Callaghan	(212) 902-4351	Banc of America Securities LLC	Chris Brown	(704) 386-2524
Green Street Advisors, Inc.	Jim Sullivan	(949) 640-8780	Bear, Stearns & Co., Inc.	Susan Berliner	(212) 272-3824
J.P. Morgan Securities, Inc.	Anthony Paolone	(212) 622-6682	BNP Paribas Securities Corp (NA)	Erich Marriott	(212) 841-3186
Lehman Brothers	David Shulman	(212) 526-3413	Credit Suisse First Boston, Inc.	Thierry Perrein	(212) 538-8618
McDonald Investments, Inc.	Anatole Pevnev	(216) 263-4783	Deutsche Bank Securities, Inc.	Scott O’Shea	(212) 250-7190
Merrill Lynch & Company, Inc.	Steve Sakwa	(212) 449-0335	J.P. Morgan Securities, Inc.	Mark Streeter	(212) 834-5086
Morgan Stanley & Co., Inc.	Greg Whyte	(212) 761-6331	Merrill Lynch & Company, Inc.	John Forrey	(212) 449-1812
Prudential Equity Group, Inc.	James Sullivan	(212) 778-2515	Smith Barney Citigroup	Thomas Cook	(212) 723-1112
RBC Capital Markets (US)	Jay Leupp	(415) 633-8588	Piper Jaffray & Co.	Andrew Rosivach	(212) 284-9304
Smith Barney Citigroup	Jonathan Litt	(212) 816-0231
UBS Securities, LLC	Keith Mills	(212) 713-3098

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company or are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management.  Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

TIMING

Results for the first quarter 2004 will be announced in late April 2004.

Boston Properties, Inc.

Fourth Quarter 2003

COMMON STOCK DATA (NYSE:BXP)

Boston Properties’ common stock is traded primarily on the New York Stock Exchange under the symbol “BXP.”  BXP’s common stock has had the following characteristics (based on information reported by the New York Stock Exchange):

	4th Quarter 2003	3rd Quarter 2003	2nd Quarter 2003	1st Quarter 2003	4th Quarter 2002

High Price	$48.34	$45.50	$44.51	$39.29	$37.43
Low Price	$43.55	$41.55	$38.65	$34.99	$33.93
Average Price	$46.02	$43.35	$41.36	$36.58	$36.50
Closing Price, at the end of the quarter	$48.19	$43.47	$43.80	$37.90	$36.86
Dividends per share - annualized (1)	$2.52	$2.52	$2.52	$2.44	$2.44
Closing dividend yield - annualized	5.23%	5.80%	5.75%	6.44%	6.62%
Closing common shares outstanding, plus common units and preferred units on an as-converted basis (thousands)	127,683	127,037	126,605	125,597	125,038
Closing market value of shares and units outstanding (thousands)	$6,153,044	$5,522,298	$5,545,299	$4,760,126	$4,608,901

(1)            Reflects dividend increase from $0.61 per share to $0.63 per share effective Q2 2003.

BPLP UNSECURED SENIOR NOTES

Settlement Date	5/22/03		3/18/03		1/17/03		12/13/02
Principal Amount	$250,000,000		$300,000,000		$175,000,000		$750,000,000
Yield (on issue date)	5.075%		5.636%		6.280%		6.296%
Coupon	5.000%		5.625%		6.250%		6.250%
Discount	99.329%		99.898%		99.763%		99.650%
Ratings:
Moody’s	Baa2 (stable	)	Baa2 (stable	)	Baa2 (stable	)	Baa2 (stable	)
S&P	BBB (stable	)	BBB (stable	)	BBB (stable	)	BBB (stable	)
Fitch	BBB (stable	)	BBB (stable	)	BBB (stable	)	BBB (stable	)
Maturity Date	6/1/2015		4/15/2015		1/15/2013		1/15/2013

Boston Properties, Inc.

Fourth Quarter 2003

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP.  Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9 and 10.  A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the company’s financial condition and results of operations can be found on page 54.

	Three Months Ended
	December 31,2003	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002
Income Items:

Revenue	$336,184	$330,905	$323,125	$319,414	$333,331
Straight line rent (SFAS 13)	$14,536	$12,144	$10,687	$10,866	$11,938
Fair value lease revenue (SFAS 141) (1)	$(53)	$(577)	$(167)	$—	$—
Lease termination fees (included in revenues)	$1,401	$1,735	$1,419	$1,761	$3,724
Capitalized interest	$5,192	$4,954	$4,601	$4,453	$4,719
Capitalized wages	$1,209	$1,288	$1,325	$1,172	$1,057
Operating Margins [(rental revenue - rental expenses)/rental revenue] (2)	69.5%	67.1%	70.1%	68.3%	69.0%
Net income available to common shareholders	$60,592	$56,970	$63,236	$185,045	$260,146

Funds from operations (FFO) available to common shareholders before net derivative gains/losses (3)	$106,931	$99,057	$103,360	$102,735	$113,464

FFO per share before net derivative gains/losses - diluted (3)	$1.05	$0.98	$1.03	$1.03	$1.14
Net income available to common shareholders per share - basic	$0.62	$0.59	$0.66	$1.93	$2.73
Net income available to common shareholders per share -diluted	$0.61	$0.57	$0.64	$1.91	$2.70
Dividends per share	$0.63	$0.63	$0.63	$0.61	$0.61
Funds available for distribution (FAD) (4)	$85,291	$100,645	$103,611	$107,962	$112,377

Ratios:

Interest Coverage Ratio (excluding capitalized interest) - cash basis (5)	2.65	2.55	2.64	2.65	2.87
Interest Coverage Ratio (including capitalized interest) - cash basis (5)	2.48	2.39	2.48	2.50	2.69
FFO Payout Ratio (6)	60.00%	64.29%	61.17%	59.22%	53.51%
FAD Payout Ratio (7)	89.08%	74.48%	71.39%	65.77%	62.88%

	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002
Capitalization:

Total Debt	$5,004,720	$4,920,343	$4,819,282	$4,980,113	$5,147,220
Price @ Quarter End	$48.19	$43.47	$43.80	$37.90	$36.86
Equity Value @ Quarter End	$6,153,044	$5,522,298	$5,545,299	$4,760,126	$4,608,901
Total Market Capitalization (8)	$11,157,764	$10,442,641	$10,364,581	$9,740,239	$9,756,121
Debt/Total Market Capitalization (8)	44.85%	47.12%	46.50%	51.13%	52.76%

(1)           Represents the net adjustment for above and below market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.

(2)           Rental Expenses include operating expenses and real estate taxes.  Amounts are exclusive of the gross up of reimbursable electricity amounts totaling $6,620, $8,742, $6,459, $5,391 and $6,476 for the three months ended December 31, 2003, September 30, 2003, June 30, 2003, March 31, 2003 and December 31, 2002, respectively.

(3)           For a quantitative reconciliation of the differences between FFO before net derivative gains/losses and net income available to common shareholders, see page 9.

(4)           For a quantitative reconciliation of the differences between FAD and FFO before net derivative gains/losses, see page 10.

(5)           For additional detail, see page 10.

(6)           Gross dividends to common shareholders plus distributions to common Operating Partnership unitholders (other than the Company) divided by FFO per share before net derivative gains/losses- diluted

(7)           Gross dividends to common shareholders plus distributions to common Operating Partnership unitholders (other than the Company) divided by FAD.

(8)           For additional detail, see page 54.

Boston Properties, Inc.

Fourth Quarter 2003

CONSOLIDATED BALANCE SHEETS

(in thousands)

	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002
	(unaudited)	(unaudited)	(unaudited)	(unaudited)	(unaudited)
ASSETS
Real estate	$8,202,958	$8,060,525	$7,863,035	$7,745,475	$7,781,684
Development in progress	542,600	481,571	445,003	418,798	448,576
Land held for future development	232,098	232,361	218,045	216,537	215,866
Real estate held for sale	5,604	—	—	—	224,585
Less accumulated depreciation	(1,001,435)	(952,754)	(893,246)	(846,002)	(822,933)
Total real estate	7,981,825	7,821,703	7,632,837	7,534,808	7,847,778
Cash and cash equivalents	22,686	37,621	158,587	384,418	55,275
Escrows	21,321	27,992	18,187	20,804	41,906
Tenant and other receivables, net	18,425	21,813	21,185	23,193	20,458
Accrued rental income, net	189,852	175,063	160,586	148,034	165,321
Deferred charges, net	188,855	178,819	168,833	165,559	176,545
Prepaid expenses and other assets	39,350	57,012	22,090	30,144	18,015
Investments in unconsolidated joint ventures	88,786	88,632	93,904	101,794	101,905
Total assets	$8,551,100	$8,408,655	$8,276,209	$8,408,754	$8,427,203

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$3,471,400	$3,450,112	$3,349,134	$3,758,406	$4,267,119
Unsecured senior notes, net of discount	1,470,320	1,470,231	1,470,148	1,221,707	747,375
Unsecured bridge loan	—	—	—	—	105,683
Unsecured line of credit	63,000	—	—	—	27,043
Accounts payable and accrued expenses	92,026	69,940	49,299	63,319	73,846
Dividends and distributions payable	84,569	83,972	84,030	81,128	81,226
Interest rate contracts	8,191	9,875	12,677	13,663	14,514
Accrued interest payable	50,931	44,010	56,088	37,534	25,141
Other liabilities	80,367	69,242	63,771	63,992	81,085
Total liabilities	5,320,804	5,197,382	5,085,147	5,239,749	5,423,032

Commitments and contingencies	—	—	—	—	—

Minority interests	830,133	829,779	857,058	860,182	844,581

Stockholders’ Equity:
Excess stock, $.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $.01 par value, 50,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Common stock, $.01 par value, 250,000,000 shares authorized, 98,230,177, 97,577,665, 97,028,911, 95,928,738 and 95,362,990 outstanding, respectively	982	976	970	959	954
Additional paid-in capital	2,104,158	2,084,490	2,032,952	2,010,764	1,982,689
Earnings in excess of dividends/(dividends in excess of earnings)	320,900	322,530	327,222	325,114	198,586
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Unearned compensation	(6,820)	(7,271)	(7,734)	(8,448)	(2,899)
Accumulated other comprehensive loss	(16,335)	(16,509)	(16,684)	(16,844)	(17,018)
Total stockholders’ equity	2,400,163	2,381,494	2,334,004	2,308,823	2,159,590
Total liabilities and stockholders’ equity	$8,551,100	$8,408,655	$8,276,209	$8,408,754	$8,427,203

Boston Properties, Inc.

Fourth Quarter 2003

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	31-Dec-03	30-Sep-03	30-Jun-03	31-Mar-03	31-Dec-02
Revenue:
Rental
Base Rent	$258,269	$253,376	$248,642	$247,135	$253,730
Recoveries from tenants	38,204	42,038	37,229	39,833	38,136
Parking and other	12,213	13,244	13,949	14,195	13,217
Total rental revenue	308,686	308,658	299,820	301,163	305,083
Hotel revenues	22,082	17,542	17,213	13,246	24,779
Development and management services	4,550	3,616	5,429	4,590	2,769
Interest and other	866	1,089	663	415	700
Total revenue	336,184	330,905	323,125	319,414	333,331

Expenses:
Operating	58,848	66,330	57,801	61,021	59,288
Real estate taxes	40,125	40,859	37,764	37,891	38,946
Hotel operating	15,992	12,829	12,258	11,171	17,562
General and administrative	11,749	11,183	11,028	11,399	12,703
Interest (1)	75,001	75,343	75,447	73,645	72,410
Depreciation and amortization	56,232	53,392	50,683	49,765	52,129
Net derivative (gains)/losses	—	(885)	991	932	1,461
Loss from early extinguishment of debt	—	—	—	1,474	2,386
Total expenses	257,947	259,051	245,972	247,298	256,885
Income before minority interests and income from unconsolidated joint ventures	78,237	71,854	77,153	72,116	76,446
Minority interest in property partnerships	313	593	270	428	191
Income from unconsolidated joint ventures	662	1,343	1,353	2,658	2,083
Income before minority interest in Operating Partnership	79,212	73,790	78,776	75,202	78,720
Minority interest in Operating Partnership (2)	(18,879)	(18,125)	(19,117)	(18,526)	(19,289)
Income before gains on sales of real estate and other assets	60,333	55,665	59,659	56,676	59,431
Gains on sales of real estate and other assets, net of minority interest	—	1,341	3,546	52,912	187,562
Income before discontinued operations	60,333	57,006	63,205	109,588	246,993
Income (loss) from discontinued operations, net of minority interest	259	(36)	31	1,929	5,508
Gains on sales of real estate from discontinued operations, net of minority interest	—	—	—	73,528	7,645
Net income available to common shareholders	$60,592	$56,970	$63,236	$185,045	$260,146

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income available to common shareholders per share - basic	$0.62	$0.59	$0.66	$1.93	$2.73
Net income available to common shareholders per share - diluted	$0.61	$0.57	$0.64	$1.91	$2.70

(1)          Interest expense is reported net of capitalized interest of $5,192, $4,954, $4,601, $4,453 and $4,719 for the three months ended December 31, 2003, September 30, 2003, June 30, 2003, March 31, 2003 and December 31, 2002, respectively.

(2)          Equals minority interest share of 18.59%, 18.08%, 17.45%, 17.62% and 17.69% of income before minority interest in Operating Partnership after deduction for preferred dividends and distributions for the three months ended December 31, 2003, September 30, 2003, June 30, 2003, March 31, 2003 and December 31, 2002, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

Boston Properties, Inc.

Fourth Quarter 2003

FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	Three months ended
	31-Dec-03	30-Sep-03	30-Jun-03	31-Mar-03	31-Dec-02

Net income available to common shareholders	$60,592	$56,970	$63,236	$185,045	$260,146
Add:
Minority interest in Operating Partnership	18,879	18,125	19,117	18,526	19,289
Less:
Minority interest in property partnerships	313	593	270	428	191
Income from unconsolidated joint ventures	662	1,343	1,353	2,658	2,083
Gain on sales of real estate and other assets, net of minority interest	—	1,341	3,546	52,912	187,562
Income (loss) from discontinued operations, net of minority interest	259	(36)	31	1,929	5,508
Gain on sales of real estate from discontinued operations, net of minority interest	—	—	—	73,528	7,645
Income before minority interests and income from unconsolidated joint ventures	78,237	71,854	77,153	72,116	76,446
Add:
Real estate depreciation and amortization (1)	57,500	54,606	52,338	51,791	56,072
Income (loss) from discontinued operations	339	(14)	62	2,372	6,720
Income from unconsolidated joint ventures	662	1,343	1,353	2,658	2,083
Loss from early extinguishment of debt associated with the sale of properties	—	—	—	1,474	2,386
Less:
Minority property partnership’s share of funds from operations	945	805	842	866	1,390
Preferred dividends and distributions	4,443	5,183	5,852	5,771	5,926
Funds from operations (FFO)	131,350	121,801	124,212	123,774	136,391
Add (subtract):
Net derivative gains/losses	—	(885)	991	932	1,461
FFO before net derivative gains/losses	$131,350	$120,916	$125,203	$124,706	$137,852
FFO available to common shareholders before net derivative gains/losses (2)	$106,931	$99,057	$103,360	$102,735	$113,464
FFO per share before net derivative gains/losses- basic	$1.09	$1.02	$1.07	$1.07	$1.19
Weighted average shares outstanding - basic	97,945	97,360	96,531	95,733	95,313
FFO per share before net derivative gains/losses- diluted	$1.05	$0.98	$1.03	$1.03	$1.14
FFO per share after net derivative gains/losses- diluted	$1.05	$0.99	$1.02	$1.02	$1.13
Weighted average shares outstanding - diluted	107,188	107,231	107,408	105,955	105,630

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	December 31, 2003		September 30, 2003		June 30, 2003
	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)

Basic FFO before net derivative gains/losses	$131,350	120,312	$120,916	118,846	$125,203	116,931
Effect of Dilutive Securities
Convertible Preferred Units	4,443	7,087	5,183	8,047	5,852	9,195
Stock Options and other	—	2,155	—	1,823	—	1,682

Diluted FFO before net derivative gains/losses	$135,793	129,554	$126,099	128,716	$131,055	127,808

Company’s share of diluted FFO before net derivative gains/losses (3)	$112,349	107,188	$105,051	107,231	$110,137	107,408

FFO per share before net derivative gains/losses- basic	$1.09		$1.02		$1.07

FFO per share before net derivative gains/losses-diluted	$1.05		$0.98		$1.03

	March 31, 2003		December 31, 2002
	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)

Basic FFO before net derivative gains/losses	$124,706	116,207	$137,852	115,800
Effect of Dilutive Securities
Convertible Preferred Units	5,771	9,199	5,926	9,236
Stock Options and other	—	1,022	—	1,082

Diluted FFO before net derivative gains/losses	$130,477	126,428	$143,778	126,118

Company’s share of diluted FFO before net derivative gains/losses (3)	$109,348	105,955	$120,422	105,630

FFO per share before net derivative gains/losses- basic	$1.07		$1.19

FFO per share before net derivative gains/losses-diluted	$1.03		$1.14

(1)          Real estate depreciation includes the Company’s share of joint venture real estate depreciation of $1,874, $1,821, $2,266, $2,514 and $2,848 less corporate related depreciation of $703, $670, $670, $674 and $733 for the three months ended December 31, 2003, September 30, 2003, June 30, 2003, March 31, 2003 and December 31, 2002, respectively.

(2)          Based on weighted average shares for the quarter.  Company’s share for the quarter ended December 31, 2003, September 30, 2003, June 30, 2003, March 31, 2003 and December 31, 2002 was 81.41%, 81.92%, 82.55%, 82.38% and 82.31%, respectively.

(3)          Based on weighted average diluted shares for the quarter.  Company’s share for the quarter ended December 31, 2003, September 30, 2003, June 30, 2003, March 31, 2003 and December 31, 2002 was 82.74%, 83.31%, 84.04%, 83.81% and 83.76%, respectively.

Boston Properties, Inc.

Fourth Quarter 2003

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002
Funds from operations (FFO) before net derivative gains/losses (see page 9)	$131,350	$120,916	$125,203	$124,706	$137,852
Add: Non real estate depreciation	703	670	670	674	733
Fair value lease revenue (SFAS 141)	53	577	167	—	—
Less: Straight-line rent	(14,536)	(12,144)	(10,687)	(10,866)	(11,938)
Recurring capital expenditures	(8,413)	(3,415)	(4,726)	(1,960)	(5,909)
Hotel improvements, equipment upgrades and replacements	(676)	(353)	(911)	(405)	(188)
2nd generation tenant improvements and leasing commissions	(23,190)	(5,606)	(6,105)	(4,187)	(8,173)
Funds available for distribution (FAD)	$85,291	$100,645	$103,611	$107,962	$112,377

Interest Coverage Ratios

(in thousands, except for ratio amounts)

	Three Months Ended
	December 31, 2003	September 30, 2003	June 30, 2003	March 31, 2003	December 31, 2002
Excluding Capitalized Interest
Income before minority interests and income from unconsolidated joint ventures	$78,237	$71,854	$77,153	$72,116	$76,446
Add:
Discontinued operations	339	(14)	62	2,372	6,720
Interest expense	75,001	75,343	75,447	73,645	72,410
Depreciation	56,232	53,392	50,683	49,765	52,129
Net derivative (gains)/losses	—	(885)	991	932	1,461
Prepayment penalty	—	—	—	1,474	2,386
Income from unconsolidated joint ventures	662	1,343	1,353	2,658	2,083
Discontinued Operations - depreciation	97	63	59	186	1,838
Discontinued Operations - interest expense	—	—	—	296	(264)
Fair value lease revenue (SFAS 141)	53	577	167	—	—
Less:
Straight-line rent	(14,536)	(12,144)	(10,687)	(10,866)	(11,938)
Subtotal	196,085	189,529	195,228	192,578	203,271
Divided by:
Interest expense (1)	73,975	74,214	74,077	72,352	70,974
Interest expense - discontinued operations	—	—	—	296	(264)
Total interest expense	73,975	74,214	74,077	72,648	70,710

Interest Coverage Ratio	2.65	2.55	2.64	2.65	2.87

Including Capitalized Interest
Income before minority interests and income from unconsolidated joint ventures	$78,237	$71,854	$77,153	$72,116	$76,446
Add:
Discontinued operations	339	(14)	62	2,372	6,720
Interest expense	75,001	75,343	75,447	73,645	72,410
Depreciation	56,232	53,392	50,683	49,765	52,129
Net derivative (gains)/losses	—	(885)	991	932	1,461
Prepayment penantly	—	—	—	1,474	2,386
Income from unconsolidated joint ventures	662	1,343	1,353	2,658	2,083
Discontinued Operations - depreciation	97	63	59	186	1,838
Discontinued Operations - interest expense	—	—	—	296	(264)
Fair value lease revenue (SFAS 141)	53	577	167	—	—
Less:
Straight-line rent	(14,536)	(12,144)	(10,687)	(10,866)	(11,938)
Subtotal	196,085	189,529	195,228	192,578	203,271
Divided by:
Interest expense (1) (2)	79,167	79,168	78,678	76,805	75,693
Interest expense - discontinued operations	—	—	—	296	(264)
Total interest expense	79,167	79,168	78,678	77,101	75,429

Interest Coverage Ratio	2.48	2.39	2.48	2.50	2.69

(1)               Excludes amortization of financing costs of $1,026, $1,129, $1,370, $1,293 and $1,436 for the quarters ended December 31, 2003, September 30, 2003, June 30, 2003, March 31, 2003 and December 31, 2002, respectively.

(2)               Includes capitalized interest of $5,192, $4,954, $4,601, $4,453 and $4,719 for the quarters ended December 31, 2003, September 30, 2003, June 30, 2003, March 31, 2003 and December 31, 2002, respectively.

Boston Properties, Inc.

Fourth Quarter 2003

CAPITAL STRUCTURE

Debt

(in thousands)

Aggregate Principal December 31, 2003

Mortgage Notes Payable	$3,471,400

Unsecured Senior Notes, net of discount	1,470,320

Unsecured Line of Credit	63,000

Total Debt	$5,004,720

Equity

(in thousands)

	Shares & Units Outstanding	Common Stock Equivalents	Equivalent (1)
Common Stock	98,230	98,230	$4,733,704
Operating Partnership Units	22,366	22,366	1,077,818

Series Two Preferred OP Units	5,401	7,087	341,523
Total Equity		127,683	$6,153,044

Total Market Capitalization			$11,157,764

(1)               Value based on December 31, 2003 closing price of $48.19 per share of common stock.

Boston Properties, Inc.

Fourth Quarter 2003

DEBT ANALYSIS

Debt Maturities and Principal Payments

(in thousands)

	2004 (1)	2005	2006	2007	2008	Thereafter	Total

Amount	$446,758	$319,713	$368,821	$185,166	$1,010,594	$2,673,668	$5,004,720
Weighted Average Rate	4.17%	6.42%	5.52%	6.59%	6.79%	6.60%	6.33%

Unsecured Debt

Unsecured Line of Credit - Matures January 17, 2006

(in thousands)

Facility	Outstanding @ 12/31/03	Letters of Credit	Remaining Capacity @ 12/31/03

$605,000	$63,000	$5,670	$536,330

Unsecured Senior Notes

(in thousands)

Face Amount @ 12/31/03	Amount net of discount @ 12/31/03

$1,475,000	$1,470,320

Unsecured and Secured Debt Analysis

	% of Total Debt	Weighted Average Rate	Weighted Average Maturity

Unsecured Debt	30.64%	5.79%	9.6	years
Secured Debt	69.36%	6.58%	4.9	years
Total Debt	100.00%	6.33%	6.3	years

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Weighted Average Rate	Weighted Average Maturity

Floating Rate Debt	8.76%	2.87%	1.2	years
Fixed Rate Debt	91.24%	6.67%	6.8	years
Total Debt	100.00%	6.33%	6.3	years

(1)     Includes $333 million of debt on Times Square Tower which has been extended to 2006 at a current weighted average per annum rate of LIBOR plus .95%.

Boston Properties, Inc.

Fourth Quarter 2003

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002 the Company’s operating partnership received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes.  The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York, as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets.  Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of December 31, 2003 to show that the Company’s operating partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC.  This section also presents certain other indenture-related data which we believe assists investors in the Company’s unsecured debt securities.  Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations.  Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

December 31, 2003
Total Assets:
Capitalized Property Value	$10,567,390
Cash and Cash Equivalents	22,686
Undeveloped Land, at Cost	232,098
Development in Process, at Cost (including Joint Venture %)	566,632
Total Assets	$11,388,806

Unencumbered Assets	$4,504,660

Secured Debt (Fixed and Variable) (1)	$3,459,828
Joint Venture Debt	161,609
Contingent Liabilities & Letters of Credit	17,911
Unsecured Debt (2)	1,538,000
Total Outstanding Debt	$5,177,348

Consolidated EBITDA:
Income before minority interests and income from unconsolidated joint ventures (per Consolidated Income Statement)	$78,237
Add: Interest Expense (per Consolidated Income Statement)	75,001
Add: Depreciation and Amortization (per Consolidated Income Statement)	56,232
Less: Net derivative gains/losses (SFAS No. 133) (per Consolidated Income Statement)	—
EBITDA	209,470
Add: Company share of unconsolidated joint venture EBITDA	5,082
Consolidated EBITDA	$214,552

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)	$75,001
Add: Company share of unconsolidated joint venture interest expense	2,739
Less: amortization of financing costs	(1,026)
Adjusted Interest Expense	$76,714

Covenant Ratios and Related Data	Test	Actual
Total Outstanding Debt/Total Assets	Less than 60%	45.5%
Secured Debt/Total Assets	Less than 50%	31.8%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	2.80
Unencumbered Assets/ Unsecured Debt	Greater than 150%	292.9%

Unencumbered Consolidated EBITDA		$89,853

Unencumbered Interest Coverage (Unencumbered Consolidated EBITDA to Unsecured Interest Expense)		3.98

% of unencumbered Consoidated EBITDA to Consolidated EBITDA		41.9%

# of unencumbered properties		72

(1)               Excludes Fair Value Adjustment of $11.6 million.

(2)               Excludes Debt Discount of $4.7 million.

Boston Properties, Inc.

Fourth Quarter 2003

DEBT MATURITIES AND PRINCIPAL PAYMENTS

(in thousands)

Property		2004	2005	2006	2007	2008	Thereafter	Total

Citigroup Center		$6,190	$6,651	$7,145	$7,676	$8,246	$475,007	$510,915
Times Square Tower	(1)	332,890	—	—	—	—	—	332,890
Embarcadero Center One, Two and Federal Reserve		4,810	5,141	5,496	5,877	278,912	—	300,236
Prudential Center		4,592	4,919	5,256	5,619	259,705	—	280,091
280 Park Avenue		3,022	3,261	3,519	3,798	4,099	244,695	262,394
599 Lexington Avenue		—	225,000	—	—	—	—	225,000
Embarcadero Center Four		3,543	3,797	4,061	4,346	129,712	—	145,459
Embarcadero Center Three		2,351	2,506	2,671	132,726	—	—	140,254
Riverfront Plaza		2,905	3,104	3,314	3,540	95,327	—	108,190
Democracy Center		1,961	2,103	2,257	2,421	2,597	91,132	102,471
Embarcadero Center West Tower		1,547	1,649	90,415	—	—	—	93,611
100 East Pratt Street		1,948	2,100	2,246	2,401	78,110	—	86,805
One Freedom Square		1,792	1,896	2,005	2,122	2,245	73,641	83,701
601 and 651 Gateway Boulevard		—	—	81,511	—	—	—	81,511
One & Two Reston Overlook		65,908	—	—	—	—	—	65,908
202, 206 & 214 Carnegie Center		662	719	780	845	916	57,300	61,222
New Dominion Technology Park, Building One		92	655	1,283	1,379	1,481	52,558	57,448
Reservoir Place		1,316	1,395	1,478	1,565	1,660	48,689	56,103
Capital Gallery		1,404	1,524	50,651	—	—	—	53,579
504, 506 & 508 Carnegie Center		1,053	1,136	1,221	1,314	40,915	—	45,639

(1)               In January 2004, the loan was extended to 2006 at a current weighted average per annum rate of LIBOR plus .95%.

DEBT MATURITIES AND PRINCIPAL PAYMENTS

(in thousands)

Property	2004	2005	2006	2007	2008	Thereafter	Total

10 & 20 Burlington Mall Rd & 91 Hartwell	633	741	795	855	919	34,670	38,613
10 Cambridge Center	607	659	715	777	844	30,592	34,194
New Dominion Technology Park, Bldg. 2	—	42,642	—	—	—	—	42,642
1301 New York Avenue	1,314	1,417	1,531	1,651	1,781	21,629	29,323
Sumner Square	518	557	599	645	694	26,242	29,255
Eight Cambridge Center	557	601	649	702	757	23,729	26,995
510 Carnegie Center	588	635	683	735	23,519	—	26,160
Lockheed Martin Building	641	685	732	782	21,799	—	24,639
University Place	702	752	806	864	925	19,414	23,463
Reston Corporate Center	613	654	698	745	20,523	—	23,233
NIMA Building	530	566	604	644	17,785	—	20,129
Bedford Business Park	690	751	818	890	16,859	—	20,008
191 Spring Street	630	686	18,267	—	—	—	19,583
101 Carnegie Center	375	406	6,622	—	—	—	7,403
Montvale Center	173	189	6,762	—	—	—	7,124
Hilltop Business Center	201	216	231	247	264	4,050	5,209
	446,758	319,713	305,821	185,166	1,010,594	1,203,348	3,471,400

Unsecured Senior Notes	—	—	—	—	—	1,470,320	1,470,320
Unsecured Line of Credit	—	—	63,000	—	—	—	63,000
	$446,758	$319,713	$368,821	$185,166	$1,010,594	$2,673,668	$5,004,720

% of Total Debt	8.93%	6.39%	7.37%	3.70%	20.19%	53.42%	100.00%

Boston Properties, Inc.

Fourth Quarter 2003

UNCONSOLIDATED JOINT VENTURES

Miscellaneous Balance Sheet Information

(unaudited and in thousands)

as of December 31, 2003

	Market Square North	Metropolitan Square	140 Kendrick Street	265 Franklin Street	901 New York Avenue (1)	801 New Jersey Avenue (1)	Combined

Total Equity (2)	$10,561	$32,202	$5,403	$23,207	$14,413	$3,000	$88,786

Mortgage/Construction loans payable (2)	$47,843	$69,123	$13,915	$18,897	$11,831	$—	$161,609

BXP’s nominal ownership percentage	50.00%	51.00%	25.00%	35.00%	25.00%	50.00%

Results of Operations

(unaudited and in thousands)

for the three months ended December 31, 2003

	Market Square North	Metropolitan Square	140 Kendrick Street		265 Franklin Street	901 New York Avenue (1)	801 New Jersey Avenue (1)	Combined
REVENUE

Total revenue	$4,898	$6,482	$2,785		$3,556	$—	$—	$17,721	(3)

EXPENSES
Operating	1,631	2,105	406		1,779	—	—	5,921

SUBTOTAL	3,267	4,377	2,379		1,777	—	—	11,800

Interest	1,852	2,816	1,051		326	—	—	6,045
Depreciation and amortization	1,243	1,367	350		1,184	—	—	4,144

NET INCOME	$172	$194	$978		$267	$—	$—	$1,611

BXP’s share of net income	$87	$100	$381	(4)	$94	$—	$—	$662
BXP’s share of depreciation & amortization	621	697	142		414	—	—	1,874
BXP’s share of Funds from Operations (FFO)	$708	$797	$523	(4)	$508	$—	$—	$2,536

(1)  Property is currently not in service (i.e., under construction or undeveloped land).

(2)  Represents the Company’s share.

(3)  The impact of the straight-line rent adjustment increased revenue by $1,405 for the three months ended December 31, 2003.

(4)  Reflects the changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.

Boston Properties, Inc.

Fourth Quarter 2003

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS  (*)

Debt Maturities and Principal Payments

(in thousands)

	2004	2005	2006	2007	2008	Thereafter	Total

Amount	$20,676	$13,757	$2,084	$2,256	$2,440	$120,396	$161,609
Weighted Average Rate	2.94%	3.55%	7.91%	7.91%	7.91%	7.96%	6.94%

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Weighted Average Rate	Weighted Average Maturity

Floating Rate Debt	19.01%	2.61%	6.9 years
Fixed Rate Debt	80.99%	7.96%	1.2 years
Total Debt	100.00%	6.94%	5.8 years

Debt Maturities and Principal Payments by Property

(in thousands)

Property	2004	2005	2006	2007	2008	Thereafter	Total

Metropolitan Square (51%)*	$764	$830	$901	$978	$1,061	$64,589	$69,123
Market Square North (50%)*	858	927	1,001	1,081	1,167	42,809	47,843
265 Franklin Street (35%)*	18,897	—	—	—	—	—	18,897
140 Kendrick Street (25%)*	157	169	182	197	212	12,998	13,915
901 New York Avenue (25%)*	—	11,831	—	—	—	—	11,831
	$20,676	$13,757	$2,084	$2,256	$2,440	$120,396	$161,609

% of Total Debt	12.79%	8.51%	1.29%	1.40%	1.51%	74.50%	100.00%

(*)  All amounts represent the Company’s share.

Boston Properties, Inc.

Fourth Quarter 2003

PORTFOLIO OVERVIEW - SQUARE FOOTAGE

Rentable Square Footage of In-Service Properties by Location and Type of Property

Geographic Area	Office (1)		Office/Technical	Industrial	Total	% of Total

Greater Boston	7,805,325	(2)	545,206	169,273	8,519,804	27.01%
Greater Washington	6,565,376	(3)	970,381	—	7,535,757	23.89%
Greater San Francisco	4,709,982		142,866	60,000	4,912,848	15.58%
Midtown Manhattan	6,547,477		—	—	6,547,477	20.76%
Princeton/East Brunswick, NJ	2,316,990		—	—	2,316,990	7.35%
Baltimore, MD	637,605		—	—	637,605	2.02%
Richmond, VA	906,033		—	—	906,033	2.87%
Bucks County, PA	—		—	161,000	161,000	0.51%
	29,488,788		1,658,453	390,273	31,537,514	100.00%
% of Total	93.50%		5.26%	1.24%	100.00%

Hotel Properties

Hotel Properties	Number of Rooms	Square Feet

Long Wharf Marriott, Boston, MA	402	420,000
Cambridge Center Marriott, Cambridge, MA	431	330,400
Residence Inn by Marriott, Cambridge, MA	221	187,474
Total Hotel Properties	1,054	937,874

Structured Parking

	Number of Spaces	Square Feet

Total Structured Parking	31,098	9,388,175

(1)  Includes approximately 1,300,000 square feet of retail space.

(2)  Includes 344,126 square feet at 265 Franklin Street which is 35% owned by Boston Properties and 380,987 square feet at 140 Kendrick Street which is 25% owned by Boston Properties.

(3)  Includes 585,220 square feet at Metropolitan Square which is 51% owned by Boston Properties and 401,279 square feet at Market Square North which is 50% owned by Boston Properties.

Boston Properties, Inc.

Fourth Quarter 2003

In-Service Property Listing

as of December 31, 2003

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Boston
Office
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,175,739	96.2%	$37.32	Y	CBD
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	853,672	99.3%	49.38	N	CBD
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	504,628	80.9%	39.63	Y	CBD
(1) The Shops at the Prudential Center	CBD Boston MA	1	535,818	95.5%	50.90	Y	CBD
(2) Shaws Supermarket at the Prudential Center	CBD Boston MA	1	57,235	100.0%	44.79	N	CBD
265 Franklin Street (35% ownership)	CBD Boston MA	1	344,126	74.6%	56.33	Y	CBD
One Cambridge Center	East Cambridge MA	1	215,385	91.0%	43.94	N	CBD
Three Cambridge Center	East Cambridge MA	1	107,484	100.0%	31.56	N	CBD
Eight Cambridge Center	East Cambridge MA	1	177,226	100.0%	31.87	Y	CBD
Ten Cambridge Center	East Cambridge MA	1	152,664	100.0%	35.48	Y	CBD
Eleven Cambridge Center	East Cambridge MA	1	79,616	100.0%	43.49	N	CBD
University Place	Mid-Cambridge MA	1	195,282	100.0%	37.04	Y	CBD
Reservoir Place	Route 128 Mass Turnpike MA	1	526,165	81.7%	32.38	Y	S
204 Second Avenue	Route 128 Mass Turnpike MA	1	40,974	52.7%	36.83	N	S
140 Kendrick Street (25% ownership)	Route 128 Mass Turnpike MA	3	380,987	100.0%	27.53	Y	S
170 Tracer Lane	Route 128 Mass Turnpike MA	1	75,073	56.0%	25.50	N	S
Waltham Office Center	Route 128 Mass Turnpike MA	3	129,041	91.7%	27.49	N	S
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	47.17	N	S
200 West Street	Route 128 Mass Turnpike MA	1	248,048	100.0%	35.15	N	S
(2) Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,801	66.9%	28.17	N	S
10 & 20 Burlington Mall Road	Route 128 Northwest MA	2	153,048	97.2%	25.32	Y	S
Bedford Business Park	Route 128 Northwest MA	1	90,000	100.0%	20.70	Y	S
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	29.34	N	S
91 Hartwell Avenue	Route 128 Northwest MA	1	121,486	79.6%	34.23	Y	S
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	51.99	N	S
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	16.05	N	S
33 Hayden Avenue	Route 128 Northwest MA	1	80,872	43.3%	30.46	N	S
Lexington Office Park	Route 128 Northwest MA	2	166,735	81.1%	29.59	N	S
191 Spring Street	Route 128 Northwest MA	1	162,700	100.0%	30.04	Y	S
181 Spring Street	Route 128 Northwest MA	1	53,595	41.2%	35.95	N	S
201 Spring Street	Route 128 Northwest MA	1	102,500	100.0%	34.91	N	S
40 Shattuck Road	Route 128 Northwest MA	1	120,000	95.6%	27.45	N	S
Quorum Office Park	Route 128 Northwest MA	2	259,918	100.0%	19.33	N	S
Newport Office Park	Route 128 South MA	1	168,829	44.6%	25.38	N	S
		41	7,805,325	90.1%	$37.27
Office/Technical
Fourteen Cambridge Center	East Cambridge MA	1	67,362	100.0%	22.00	N	CBD
Bedford Business Park	Route 128 Northwest MA	2	383,704	100.0%	15.95	Y	S
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	12.00	N	S
164 Lexington Road	Route 128 Northwest MA	1	64,140	100.0%	11.05	N	S
		5	545,206	100.0%	$15.90
Industrial
40-46 Harvard Street	Route 128 Southwest MA	1	169,273	0.0%	—	N	S

	Total Greater Boston:	47	8,519,804	88.9%	$35.73

		Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)

Greater Washington, DC
Office
	Capital Gallery	Southwest Washington DC	1	396,894	100.0%	$38.02	Y	CBD
	500 E Street, N. W.	Southwest Washington DC	1	242,769	100.0%	33.80	N	CBD
	Metropolitan Square (51% ownership)	East End Washington DC	1	585,220	99.1%	40.37	Y	CBD
	1301 New York Avenue	East End Washington DC	1	188,358	100.0%	30.49	Y	CBD
	Market Square North (50% ownership)	East End Washington DC	1	401,279	100.0%	45.25	Y	CBD
(2)	1333 New Hampshire Avenue	CBD Washington DC	1	315,363	100.0%	36.15	N	CBD
	Sumner Square	CBD Washington DC	1	207,620	100.0%	35.40	Y	CBD
	Decoverly Two	Montgomery County MD	1	77,747	100.0%	24.79	N	S
	Decoverly Three	Montgomery County MD	1	77,040	83.2%	26.14	N	S
	Democracy Center	Montgomery County MD	3	681,062	81.6%	30.62	Y	S
	Montvale Center	Montgomery County MD	1	120,861	88.7%	25.14	Y	S
	2600 Tower Oaks Boulevard	Montgomery County MD	1	178,887	100.0%	33.10	N	S
	Orbital Sciences 1&3	Loudoun County	2	176,726	100.0%	23.67	N	S
	Orbital Sciences 2	Loudoun County	1	160,502	100.0%	24.01	N	S
	The Arboretum	Fairfax County VA	1	95,584	100.0%	26.34	N	S
(2)	One Freedom Square	Fairfax County VA	1	410,308	100.0%	34.56	Y	S
(2)	Two Freedom Square	Fairfax County VA	1	421,502	100.0%	34.82	N	S
	One Reston Overlook	Fairfax County VA	1	312,685	100.0%	24.46	Y	S
	Two Reston Overlook	Fairfax County VA	1	132,669	80.1%	29.34	Y	S
(2)	One Discovery Square	Fairfax County VA	1	181,019	100.0%	37.40	N	S
(2)	Two Discovery Square	Fairfax County VA	1	185,920	95.9%	31.97	N	S
	New Dominion Technology Park	Fairfax County VA	1	235,201	100.0%	31.61	Y	S
	Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	32.56	Y	S
	Lockheed Martin Building	Fairfax County VA	1	255,244	100.0%	30.59	Y	S
	NIMA Building	Fairfax County VA	1	263,870	100.0%	28.99	Y	S
			29	6,565,376	97.1%	$33.36
Office/Technical
(2)	Broad Run Business Park	Loudoun County	1	127,226	54.7%	22.18	N	S
	Sugarland Business Park, Building One	Fairfax County VA	1	52,313	23.0%	22.67	N	S
(3)(4)	Sugarland Business Park, Building Two	Fairfax County VA	1	59,215	65.9%	20.69	N	S
	7435 Boston Boulevard	Fairfax County VA	1	103,557	100.0%	17.63	N	S
	7451 Boston Boulevard	Fairfax County VA	1	47,001	100.0%	20.97	N	S
	7450 Boston Boulevard	Fairfax County VA	1	62,402	100.0%	20.61	N	S
	7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	13.88	N	S
	8000 Grainger Court	Fairfax County VA	1	90,465	36.9%	16.20	N	S
	7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	14.65	N	S
	7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	23.52	N	S
	7601 Boston Boulevard	Fairfax County VA	1	103,750	100.0%	14.17	N	S
	7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	17.90	N	S
	8000 Corporate Court	Fairfax County VA	1	52,539	100.0%	10.51	N	S
	7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	20.86	N	S
			14	970,381	81.9%	$17.83

		Total Greater Washington:	43	7,535,757	95.1%	$31.64

		Sub Market	Number of Buildings	Square Feet	Leased%	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)

	Midtown Manhattan
	Office
	599 Lexington Avenue	Park Avenue NY	1	1,018,843	98.8%	$64.12	Y	CBD
	280 Park Avenue	Park Avenue NY	1	1,170,080	98.5%	56.71	Y	CBD
	Citigroup Center	Park Avenue NY	1	1,576,803	99.9%	60.52	Y	CBD
	399 Park Avenue	Park Avenue NY	1	1,679,972	99.7%	70.58	N	CBD
	5 Times Square	Times Square NY	1	1,101,779	100.0%	53.23	N	CBD
		Total Midtown Manhattan:	5	6,547,477	99.4%	$61.76
	Princeton/East Brunswick, NJ
	Office
	101 Carnegie Center	Princeton NJ	1	123,659	100.0%	$28.19	Y	S
	104 Carnegie Center	Princeton NJ	1	102,830	78.4%	30.73	N	S
	105 Carnegie Center	Princeton NJ	1	69,648	100.0%	29.39	N	S
	201 Carnegie Center	Princeton NJ	—	6,500	100.0%	27.42	N	S
	202 Carnegie Center	Princeton NJ	1	128,705	97.6%	30.79	Y	S
	206 Carnegie Center	Princeton NJ	1	161,763	100.0%	28.98	Y	S
	210 Carnegie Center	Princeton NJ	1	161,112	100.0%	30.82	N	S
	211 Carnegie Center	Princeton NJ	1	47,025	—	—	N	S
	212 Carnegie Center	Princeton NJ	1	148,153	98.5%	32.49	N	S
	214 Carnegie Center	Princeton NJ	1	150,416	95.4%	29.38	Y	S
	302 Carnegie Center	Princeton NJ	1	65,135	100.0%	31.79	N	S
	502 Carnegie Center	Princeton NJ	1	116,374	95.3%	33.21	N	S
	504 Carnegie Center	Princeton NJ	1	121,990	100.0%	27.67	Y	S
	506 Carnegie Center	Princeton NJ	1	136,213	100.0%	30.04	Y	S
	508 Carnegie Center	Princeton NJ	1	131,085	100.0%	27.73	Y	S
	510 Carnegie Center	Princeton NJ	1	234,160	100.0%	27.30	Y	S
	One Tower Center	East Brunswick NJ	1	412,222	84.1%	34.28	N	S
		Total Princeton/East Brunswick, NJ:	16	2,316,990	93.4%	$30.40

	Greater San Francisco
	Office
	Embarcadero Center One	CBD San Francisco CA	1	836,582	95.7%	$43.20	Y	CBD
	Embarcadero Center Two	CBD San Francisco CA	1	778,712	85.9%	47.25	Y	CBD
	Embarcadero Center Three	CBD San Francisco CA	1	768,949	80.0%	41.66	Y	CBD
	Embarcadero Center Four	CBD San Francisco CA	1	936,788	94.5%	62.00	Y	CBD
	Federal Reserve	CBD San Francisco CA	1	149,592	99.8%	49.19	Y	CBD
	West Tower	CBD San Francisco CA	1	473,774	100.0%	44.10	Y	CBD
	611 Gateway	South San Francisco CA	1	256,302	—	—	N	S
	601 and 651 Gateway	South San Francisco CA	2	509,283	49.5%	32.91	Y	S
			9	4,709,982	81.6%	$47.65
	Office/Technical
(5)	Hilltop Office Center	South San Francisco CA	9	142,866	100.0%	$12.73	Y	S

	Industrial
	560 Forbes Blvd	South San Francisco CA	1	40,000	100.0%	10.86	N	S
(4)(5)	430 Rozzi Place	South San Francisco CA	1	20,000	100.0%	12.09	N	S
			2	60,000	100.0%	$11.27

		Total Greater San Francisco:	20	4,912,848	82.4%	$45.88

	Sub Market	Number of Buildings	Square Feet	Leased%		Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)

Baltimore, MD
Office
100 East Pratt Street	Baltimore MD	1	637,605	95.1%		$31.39	Y	CBD

Richmond, VA
Office
Riverfront Plaza	Richmond VA	1	906,033	89.2%		$20.61	Y	CBD

Bucks County, PA
Industrial
38 Cabot Boulevard	Bucks County PA	1	161,000	100.0%		$4.81	N	S

	Total In-Service Properties:	134	31,537,514	92.1	%(6)	$40.89

(1)  93,856 square feet of space is unencumbered.

(2)  Not included in same property analysis

(3)  Property under contract to be sold.  Greater Washington occupancy without this property would have been 95.4%.

(4)  Not included in same property Net Operating Income analysis on page 48.

(5)  Subsequent to December 31, 2003, property is under contract to be sold or has been sold.  Total Greater San Francisco occupancy without these properties would have been 81.8%.

(6)  Occupancy at December 31, 2003 would remain at 92.1% if all properties under contract to be sold or sold subsequent to December 31, 2003 were not included.

Boston Properties, Inc.

Fourth Quarter 2003

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED

Tenant	Sq. Ft.		% of Portfolio

1 U.S. Government	1,432,271		4.54%
2 Citibank, N.A.	1,231,068		3.90%
3 Ernst and Young	1,064,939		3.38%
4 Shearman & Sterling	585,808		1.86%
5 Lockheed Martin Corporation	567,429		1.80%
6 Gillette Company	485,932		1.54%
7 Parametric Technology Corp.	470,987	(1)	1.49%
8 Wachovia	453,964		1.44%
9 Lehman Brothers	436,723		1.38%
10 Washington Group International	365,245		1.16%
11 Deutsche Bank Trust	346,617		1.10%
12 Orbital Sciences Corporation	337,228		1.07%
13 T. Rowe Price Associates, Inc.	330,313		1.05%
14 TRW, Inc.	312,977		0.99%
15 Hunton & Williams	305,837		0.97%
16 Akin Gump Strauss Hauer & Feld	301,880		0.96%
17 Kirkland & Ellis	294,821	(2)	0.93%
18 Digitas	279,182		0.89%
19 Bingham McCutchen	270,824		0.86%
20 Accenture	265,622		0.84%

Total% of Portfolio Square Feet			32.15%
Total% of Portfolio Revenue			35.80%

Major Signed Deals for Future Development

Tenant	Property	Sq. Ft.
U.S. Government	New Dominion Tech.	257,400
Finnegan Henderson Farabow Garrett & Dunner, LLP	901 New York Ave.	253,126
O’Melveny & Myers	Times Square Tower	247,642

(1)  Includes 380,987 square feet of space in a property in which Boston Properties has a 25% interest.

(2)  Includes 159,434 square feet of space in a property in which Boston Properties has a 51% interest.

TENANT DIVERSIFICATION (GROSS RENT) *

*  The classification of the Company’s tenants is based on the U.S. Government’s North American Industry Classification System (NAICS), which has replaced the Standard Industrial Classification (SIC) system.

Boston Properties, Inc.

Fourth Quarter 2003

PORTFOLIO OVERVIEW

Percentage of Net Operating Income for In-Service Properties

by Location and Type of Property for the Quarter Ended December 31, 2003 (1)

Geographic Area	Office (2)	Office/ Technical	Industrial	Hotel	Total

Greater Boston	20.7%	0.7%	—	2.9%	24.3%
Greater Washington	17.7%	1.1%	—	—	18.8%
Greater San Francisco	13.8%	0.1%	0.1%	—	14.0%
Midtown Manhattan	34.4%	—	—	—	34.4%
Princeton/East Brunswick, NJ	5.2%	—	—	—	5.2%
Baltimore, MD	1.6%	—	—	—	1.6%
Richmond, VA	1.6%	—	—	—	1.6%
Bucks County, PA	—	—	0.1%	—	0.1%
Total	95.0%	1.9%	0.2%	2.9%	100.0%

Geographic Area	CBD	Suburban	Total

Greater Boston	17.5%	6.8%	24.3%
Greater Washington	6.1%	12.6%	18.8%
Greater San Francisco	13.3%	0.8%	14.0%
Midtown Manhattan	34.4%	—	34.4%
Princeton/East Brunswick, NJ	—	5.2%	5.2%
Baltimore, MD	1.6%	—	1.6%
Richmond, VA	1.6%	—	1.6%
Bucks County, PA	—	0.1%	0.1%
Total	74.5%	25.5%	100.0%

(1)          For a quantitative reconciliation of net operating income (NOI) to net income in accordance with GAAP, see page 47.  For disclosures relating to our use of NOI see page 54.

(2)          Includes retail space.

Boston Properties, Inc.

Fourth Quarter 2003

OCCUPANCY ANALYSIS

Same Property Occupancy - By Location

	CBD		Suburban		Total
Location	31-Dec-03	31-Dec-02	31-Dec-03	31-Dec-02	31-Dec-03	31-Dec-02

Greater Boston	93.7%	92.3%	84.9%	91.1%	89.7%	91.8%
Greater Washington	99.8%	99.2%	92.4%	95.8%	94.9%	96.7%
Midtown Manhattan	99.4%	98.7%	—	—	99.4%	98.7%
Baltimore, MD	95.1%	98.2%	—	—	95.1%	98.2%
Princeton/East Brunswick, NJ	—	—	93.4%	93.3%	93.4%	93.3%
Richmond, VA	89.2%	91.8%	—	—	89.2%	91.8%
Greater San Francisco	91.1%	93.0%	47.0%	64.8%	82.4%	87.4%
Bucks County, PA	—	—	100.0%	100.0%	100.0%	100.0%
Total Portfolio	95.7%	95.6%	86.2%	91.2%	92.1%	93.9%

Same Property - By Type of Property

	CBD		Suburban		Total
	31-Dec-03	31-Dec-02	31-Dec-03	31-Dec-02	31-Dec-03	31-Dec-02

Total Office Portfolio	95.7%	95.6%	86.5%	90.7%	92.6%	93.9%
Total Office/Technical Portfolio	100.0%	100.0%	92.0%	92.3%	92.3%	92.6%
Total Industrial Portfolio	—	—	56.6%	100.0%	56.6%	100.0%
Total Portfolio	95.7%	95.6%	86.2%	91.2%	92.1%	93.9%

Boston Properties, Inc.

Fourth Quarter 2003

IN-SERVICE OFFICE PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2004	1,878,321	$73,819,030	$39.30	$73,982,130	$39.39	6.66%
2005	2,390,147	88,789,637	37.15	90,226,617	37.75	8.48%
2006	2,265,995	100,746,351	44.46	102,736,435	45.34	8.04%
2007	2,375,611	90,736,557	38.20	93,302,135	39.28	8.43%
2008	1,513,018	64,154,878	42.40	66,859,630	44.19	5.37%
2009	2,778,044	106,742,391	38.42	115,941,166	41.73	9.86%
2010	1,647,595	72,213,711	43.83	79,771,579	48.42	5.85%
2011	2,710,732	112,039,253	41.33	127,443,674	47.01	9.62%
2012	2,094,928	97,281,044	46.44	105,180,317	50.21	7.43%
2013	464,271	16,163,755	34.82	21,076,504	45.40	1.65%
Thereafter	5,962,472	282,562,042	47.39	332,015,736	55.68	21.16%

Occupancy By Location*

	CBD		Suburban		Total
Location	31-Dec-03	31-Dec-02	31-Dec-03	31-Dec-02	31-Dec-03	31-Dec-02

Greater Boston	93.7%	92.2%	85.4%	89.3%	90.1%	91.0%
Greater Washington	99.8%	99.2%	95.6%	96.9%	97.1%	97.8%
Midtown Manhattan	99.4%	98.4%	—	—	99.4%	98.4%
Baltimore, MD	95.1%	97.6%	—	—	95.1%	97.6%
Princeton/East Brunswick, NJ	—	—	93.4%	93.3%	93.4%	93.3%
Richmond, VA	89.2%	91.8%	—	—	89.2%	91.8%
Greater San Francisco	91.1%	93.0%	33.0%	57.7%	81.6%	87.3%
Bucks County, PA	n/a	n/a	n/a	n/a	n/a	n/a
Total Portfolio	95.7%	95.7%	87.4%	90.7%	92.7%	94.1%

*  Includes approximately 1,300,000 square feet of retail space.

Boston Properties, Inc.

Fourth Quarter 2003

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2004	84,956	$1,508,744	$17.76	$1,508,744	$17.76	5.12%
2005	156,284	2,250,556	14.40	2,302,378	14.73	9.42%
2006	298,104	4,332,596	14.53	4,368,689	14.65	17.97%
2007	332,250	5,853,347	17.62	6,163,573	18.55	20.03%
2008	42,988	854,173	19.87	896,756	20.86	2.59%
2009	28,702	721,990	25.15	721,990	25.15	1.73%
2010	79,971	1,171,896	14.65	1,171,896	14.65	4.82%
2011	137,321	2,378,491	17.32	2,578,491	18.78	8.28%
2012	72,362	1,635,627	22.60	1,817,191	25.11	4.36%
2013	—	—	—	—	—	—
Thereafter	241,704	4,299,567	17.79	5,089,213	21.06	14.57%

Occupancy By Location

	CBD		Suburban		Total
Location	31-Dec-03	31-Dec-02	31-Dec-03	31-Dec-02	31-Dec-03	31-Dec-02

Greater Boston	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Greater Washington	—	—	81.9%	84.3%	81.9%	84.3%
Midtown Manhattan	n/a	n/a	n/a	n/a	n/a	n/a
Baltimore, MD	n/a	n/a	n/a	n/a	n/a	n/a
Princeton/East Brunswick, NJ	n/a	n/a	n/a	n/a	n/a	n/a
Richmond, VA	n/a	n/a	n/a	n/a	n/a	n/a
Greater San Francisco	—	—	100.0%	87.5%	100.0%	87.5%
Bucks County, PA	n/a	n/a	n/a	n/a	n/a	n/a
Total Portfolio	100.0%	100.0%	89.0%	89.3%	89.4%	89.7%

Boston Properties, Inc.

Fourth Quarter 2003

IN-SERVICE INDUSTRIAL PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2004	201,000	$1,208,858	$6.01	$1,208,858	$6.01	51.50%
2005	—	—	—	—	—	—
2006	—	—	—	—	—	—
2007	20,000	241,890	12.09	260,859	13.04	5.12%
2008	—	—	—	—	—	—
2009	—	—	—	—	—	—
2010	—	—	—	—	—	—
2011	—	—	—	—	—	—
2012	—	—	—	—	—	—
2013	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—

Occupancy By Location

	CBD		Suburban		Total
Location	31-Dec-03	31-Dec-02	31-Dec-03	31-Dec-02	31-Dec-03	31-Dec-02

Greater Boston	—	—	—	100.0%	—	100.0%
Greater Washington	n/a	n/a	n/a	n/a	n/a	n/a
Midtown Manhattan	n/a	n/a	n/a	n/a	n/a	n/a
Baltimore, MD	n/a	n/a	n/a	n/a	n/a	n/a
Princeton/East Brunswick, NJ	n/a	n/a	n/a	n/a	n/a	n/a
Richmond, VA	n/a	n/a	n/a	n/a	n/a	n/a
Greater San Francisco	—	—	100.0%	100.0%	100.0%	100.0%
Bucks County, PA	—	—	100.0%	100.0%	100.0%	100.0%
Total Portfolio	—	—	56.6%	100.0%	56.6%	100.0%

Boston Properties, Inc.

Fourth Quarter 2003

IN-SERVICE RETAIL PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2004	85,965	$7,065,713	$82.19	$6,562,553	$76.34	6.59%
2005	58,234	3,870,640	66.47	3,877,919	66.59	4.46%
2006	58,997	3,157,314	53.52	3,168,567	53.71	4.52%
2007	47,232	2,189,364	46.35	2,296,229	48.62	3.62%
2008	70,404	3,468,507	49.27	3,622,200	51.45	5.39%
2009	55,154	2,243,023	40.67	2,395,438	43.43	4.23%
2010	130,897	4,555,896	34.81	5,021,021	38.36	10.03%
2011	41,289	2,578,881	62.46	2,986,266	72.33	3.16%
2012	103,652	4,887,512	47.15	5,487,334	52.94	7.94%
2013	61,172	5,030,939	82.24	5,560,897	90.91	4.69%
Thereafter	592,424	29,086,529	49.10	36,575,477	61.74	45.38%

Boston Properties, Inc.

Fourth Quarter 2003

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expiration

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2004	2,250,242	$83,602,346	$37.15	$83,262,285	$37.00	7.1%
2005	2,604,665	94,910,834	36.44	96,406,914	37.01	8.3%
2006	2,623,096	108,236,261	41.26	110,273,691	42.04	8.3%
2007	2,775,093	99,021,159	35.68	102,022,795	36.76	8.8%
2008	1,626,410	68,477,559	42.10	71,378,586	43.89	5.2%
2009	2,861,900	109,707,404	38.33	119,058,594	41.60	9.1%
2010	1,858,463	77,941,503	41.94	85,964,496	46.26	5.9%
2011	2,889,342	116,996,625	40.49	133,008,431	46.03	9.2%
2012	2,270,942	103,804,182	45.71	112,484,842	49.53	7.2%
2013	525,443	21,194,695	40.34	26,637,400	50.70	1.7%
Thereafter	6,796,600	315,948,138	46.49	373,680,426	54.98	21.6%

Occupancy By Location

	CBD		Suburban		Total
Location	31-Dec-03	31-Dec-02	31-Dec-03	31-Dec-02	31-Dec-03	31-Dec-02

Greater Boston	93.8%	92.3%	83.5%	91.1%	88.9%	91.8%
Greater Washington	99.8%	99.2%	93.0%	94.3%	95.1%	95.9%
Midtown Manhattan	99.4%	98.4%	—	—	99.4%	98.4%
Baltimore, MD	95.1%	97.6%	—	—	95.1%	97.6%
Princeton/East Brunswick, NJ	—	—	93.4%	93.3%	93.4%	93.3%
Richmond, VA	89.2%	91.8%	—	—	89.2%	91.8%
Greater San Francisco	91.1%	93.0%	47.0%	64.8%	82.4%	87.4%
Bucks County, PA	—	—	100.0%	100.0%	100.0%	100.0%
Total Portfolio	95.8%	95.7%	86.7%	90.8%	92.1%	93.9%

Boston Properties, Inc.

Fourth Quarter 2003

IN-SERVICE GREATER BOSTON PROPERTIES

Lease Expirations - Greater Boston

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2004	318,673	$10,793,103	$33.87	$10,875,978	$34.13	—	$—	$—	$—	$—
2005	816,380	31,864,113	39.03	32,192,999	39.43	—	—	—	—	—
2006	533,974	18,681,096	34.99	18,828,580	35.26	253,704	3,631,745	14.31	3,631,745	14.31
2007	472,711	18,957,804	39.60	19,352,691	40.94	144,140	1,972,649	13.69	2,233,859	15.50
2008	490,135	15,639,688	31.91	16,162,335	32.98	—	—	—	—	—
2009	1,055,650	38,243,977	36.23	41,331,508	39.15	—	—	—	—	—
2010	208,685	7,194,730	34.48	8,000,576	38.34	—	—	—	—	—
2011	788,262	29,170,845	37.01	34,249,680	43.45	80,000	1,582,874	19.79	1,782,874	22.29
2012	608,127	22,215,124	36.53	24,567,759	40.40	72,362	1,635,627	22.60	1,817,191	25.11
2013	222,975	8,564,904	38.41	12,049,074	54.04	—	—	—	—	—
Thereafter	737,324	30,719,770	41.66	33,608,654	45.58	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2004	—	$—	$—	$—	$—	41,197	$4,893,022	$118.77	$4,389,862	$106.56
2005	—	—	—	—	—	19,853	1,834,687	92.41	1,795,687	90.45
2006	—	—	—	—	—	15,124	1,127,309	74.54	1,128,473	74.61
2007	—	—	—	—	—	2,307	182,788	79.23	188,964	81.91
2008	—	—	—	—	—	5,598	485,022	86.64	473,022	84.50
2009	—	—	—	—	—	6,250	450,545	72.09	455,545	72.89
2010	—	—	—	—	—	77,838	2,354,570	30.25	2,428,790	31.20
2011	—	—	—	—	—	11,599	583,799	50.33	632,299	54.51
2012	—	—	—	—	—	52,949	1,818,077	34.34	1,884,951	35.60
2013	—	—	—	—	—	17,768	2,200,226	123.83	2,318,741	130.50
Thereafter	—	—	—	—	—	420,195	15,848,598	37.72	19,016,257	45.26

Boston Properties, Inc.

Fourth Quarter 2003

IN-SERVICE GREATER BOSTON PROPERTIES

Quarterly Lease Expirations - Greater Boston

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2004	6,883	$252,834	$36.73	$335,046	$48.68	—	$—	$—	$—	$—
Q2 2004	56,496	1,895,848	33.56	1,895,848	33.56	—	—	—	—	—
Q3 2004	141,259	4,776,660	33.81	4,777,323	33.82	—	—	—	—	—
Q4 2004	114,035	3,867,761	33.92	3,867,761	33.92	—	—	—	—	—
Total 2004	318,673	$10,793,103	$33.87	10,875,978	$34.13	—	—	$—	—	$—

Q1 2005	92,669	$3,792,417	$40.92	$3,797,346	$40.98	—	$—	$—	$—	$—
Q2 2005	238,753	7,366,372	30.85	7,508,175	31.45	—	—	—	—	—
Q3 2005	171,432	9,164,124	53.46	9,301,528	54.26	—	—	—	—	—
Q4 2005	313,526	11,541,200	36.81	11,585,950	36.95	—	—	—	—	—
Total 2005	816,380	$31,864,113	$39.03	$32,192,999	$39.43	—	—	$—	—	$—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2004	—	$—	$—	$—	$—	15,924	$1,844,211	$115.81	$1,657,359	$104.08
Q2 2004	—	—	—	—	—	10,034	1,472,064	146.71	1,215,264	121.11
Q3 2004	—	—	—	—	—	3,347	562,920	168.19	502,920	150.26
Q4 2004	—	—	—	—	—	11,892	1,013,827	85.25	1,014,319	85.29
Total 2004	—	—	$—	$—	$—	41,197	$4,893,022	$118.77	$4,389,862	$106.56

Q1 2005	—	$—	$—	—	$—	8,258	$786,544	$95.25	$744,544	$90.16
Q2 2005	—	—	—	—	—	803	228,633	284.72	231,633	288.46
Q3 2005	—	—	—	—	—	2,145	279,764	130.43	279,764	130.43
Q4 2005	—	—	—	—	—	8,647	539,746	62.42	539,746	62.42
Total 2005	—	$—	$—	$—	$—	19,853	$1,834,687	$92.41	$1,795,687	$90.45

Boston Properties, Inc.

Fourth Quarter 2003

IN-SERVICE GREATER WASHINGTON PROPERTIES

Lease Expirations - Greater Washington

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2004	201,586	$8,006,135	$39.72	$8,018,117	$39.78	63,509	$1,155,020	$18.19	$1,155,020	$18.19
2005	456,819	16,743,496	36.65	17,456,740	38.21	101,345	1,482,016	14.62	1,518,693	14.99
2006	358,233	10,154,936	28.35	10,750,269	30.01	33,400	541,107	16.20	569,160	17.04
2007	373,096	12,759,266	34.20	13,176,139	35.32	177,760	3,744,438	21.06	3,771,314	21.22
2008	213,594	6,763,802	31.67	7,450,415	34.88	39,380	808,170	20.52	846,413	21.49
2009	1,036,160	35,631,781	34.39	38,739,233	37.39	28,702	721,990	25.15	721,990	25.15
2010	761,566	27,736,634	36.42	30,965,133	40.66	79,971	1,171,896	14.65	1,171,896	14.65
2011	1,065,677	33,564,977	31.50	39,155,901	36.74	57,321	795,617	13.88	795,617	13.88
2012	437,389	15,867,850	36.28	19,646,823	44.92	—	—	—	—	—
2013	57,015	1,465,971	25.71	1,830,797	32.11	—	—	—	—	—
Thereafter	1,288,369	40,308,547	31.29	46,719,874	36.26	241,704	4,299,567	17.79	5,089,213	21.06

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2004	—	$—	$—	$—	$—	—	$—	$—	$—	$—
2005	—	—	—	—	—	4,274	142,410	33.32	143,882	33.66
2006	—	—	—	—	—	3,309	114,696	34.66	114,942	34.74
2007	—	—	—	—	—	16,548	433,086	26.17	448,025	27.07
2008	—	—	—	—	—	18,489	745,966	40.35	788,309	42.64
2009	—	—	—	—	—	18,509	471,232	25.46	558,933	30.20
2010	—	—	—	—	—	17,280	556,665	32.21	658,059	38.08
2011	—	—	—	—	—	11,221	477,554	42.56	535,392	47.71
2012	—	—	—	—	—	10,046	265,496	26.43	324,961	32.35
2013	—	—	—	—	—	11,675	453,163	38.81	596,208	51.07
Thereafter	—	—	—	—	—	24,214	1,022,000	42.21	1,314,644	54.29

Boston Properties, Inc.

Fourth Quarter 2003

IN-SERVICE GREATER WASHINGTON PROPERTIES

Quarterly Lease Expirations - Greater Washington

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2004	38,988	$1,363,055	$34.96	$1,363,055	$34.96	—	$—	$—	$—	$—
Q2 2004	25,880	1,002,788	38.75	1,002,788	38.75	43,101	811,781	18.83	811,781	18.83
Q3 2004	101,853	4,254,852	41.77	4,258,196	41.81	13,408	223,687	16.68	223,687	16.68
Q4 2004	34,865	1,385,440	39.74	1,394,078	39.99	7,000	119,552	17.08	119,552	17.08
Total 2004	201,586	$8,006,135	$39.72	8,018,117	$39.78	63,509	1,155,020	$18.19	1,155,020	$18.19

Q1 2005	104,151	$4,105,036	$39.41	$4,205,293	$40.38	—	$—	$—	$—	$—
Q2 2005	69,489	2,164,988	31.16	2,222,778	31.99	67,928	884,969	13.03	906,450	13.34
Q3 2005	84,650	2,812,815	33.23	2,912,046	34.40	33,417	597,047	17.87	612,243	18.32
Q4 2005	198,529	7,660,657	38.59	8,116,623	40.88	—	—	—	—	—
Total 2005	456,819	$16,743,496	$36.65	$17,456,740	$38.21	101,345	1,482,016	$14.62	1,518,693	$14.99

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2004	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2004	—	—	—	—	—	—	—	—	—	—
Q3 2004	—	—	—	—	—	—	—	—	—	—
Q4 2004	—	—	—	—	—	—	—	—	—	—
Total 2004	—	$—	$—	—	$—	—	—	$—	—	$—

Q1 2005	—	$—	$—	$—	$—	2,290	$69,798	$30.48	$70,815	$30.92
Q2 2005	—	—	—	—	—	—	—	—	—	—
Q3 2005	—	—	—	—	—	—	—	—	—	—
Q4 2005	—	—	—	—	—	1,984	72,612	36.60	73,067	36.83
Total 2005	—	$—	$—	$—	$—	4,274	142,410	$33.32	143,882	$33.66

Boston Properties, Inc.

Fourth Quarter 2003

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Lease Expirations - Greater San Francisco

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2004	684,520	$28,450,816	$41.56	$28,505,072	$41.64	21,447	$353,724	$16.49	$353,724	$16.49
2005	343,201	14,323,732	41.74	14,371,549	41.88	54,939	768,540	13.99	783,685	14.26
2006	896,123	43,947,467	49.04	45,074,336	50.30	11,000	159,744	14.52	167,784	15.25
2007	432,575	20,839,310	48.18	21,334,836	49.32	10,350	136,260	13.17	158,400	15.30
2008	297,496	10,868,258	36.53	11,503,528	38.67	3,608	46,003	12.75	50,342	13.95
2009	158,237	7,686,622	48.58	8,141,557	51.45	—	—	—	—	—
2010	189,499	11,293,163	59.59	12,997,658	68.59	—	—	—	—	—
2011	192,689	17,992,769	93.38	18,485,363	95.93	—	—	—	—	—
2012	127,771	5,504,145	43.08	5,978,786	46.79	—	—	—	—	—
2013	92,448	3,331,950	36.04	4,010,350	43.38	—	—	—	—	—
Thereafter	319,488	11,336,833	35.48	12,370,473	38.72	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2004	40,000	$434,436	$10.86	$434,436	$10.86	36,405	$1,595,155	$43.82	$1,595,155	$43.82
2005	—	—	—	—	—	27,297	1,346,649	49.33	1,373,122	50.30
2006	—	—	—	—	—	25,339	1,230,166	48.55	1,234,353	48.71
2007	20,000	241,890	12.09	260,859	13.04	18,341	1,148,253	62.61	1,234,003	67.28
2008	—	—	—	—	—	39,524	1,997,226	50.53	2,101,038	53.16
2009	—	—	—	—	—	30,395	1,321,247	43.47	1,380,961	45.43
2010	—	—	—	—	—	30,749	1,308,165	42.54	1,520,176	49.44
2011	—	—	—	—	—	3,474	193,356	55.66	234,550	67.52
2012	—	—	—	—	—	35,018	2,176,227	62.15	2,458,611	70.21
2013	—	—	—	—	—	9,301	677,224	72.81	748,035	80.43
Thereafter	—	—	—	—	—	3,809	304,339	79.90	341,280	89.60

Boston Properties, Inc.

Fourth Quarter 2003

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Quarterly Lease Expirations - Greater San Francisco

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2004	18,575	$1,055,259	$56.81	$1,055,259	$56.81	2,000	$25,920	$12.96	$25,920	$12.96
Q2 2004	152,433	5,293,029	34.72	5,293,029	34.72	6,800	94,440	13.89	94,440	13.89
Q3 2004	225,258	10,553,868	46.85	10,554,999	46.86	6,547	135,576	20.71	135,576	20.71
Q4 2004	288,254	11,548,660	40.06	11,601,785	40.25	6,100	97,788	16.03	97,788	16.03
Total 2004	684,520	$28,450,816	$41.56	$28,505,072	$41.64	21,447	$353,724	$16.49	$353,724	$16.49

Q1 2005	123,672	$4,934,483	$39.90	$4,960,042	$40.11	5,000	$68,256	$13.65	$69,816	$13.96
Q2 2005	83,699	3,320,552	39.67	3,320,552	39.67	7,150	112,278	15.70	115,848	16.20
Q3 2005	94,240	4,424,017	46.94	4,435,274	47.06	27,470	353,744	12.88	357,884	13.03
Q4 2005	41,590	1,644,680	39.55	1,655,681	39.81	15,319	234,262	15.29	240,137	15.68
Total 2005	343,201	$14,323,732	$41.74	$14,371,549	$41.88	54,939	$768,540	$13.99	$783,685	$14.26

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2004	—	$—	$—	$—	$—	14,760	$701,169	$47.50	$701,169	$47.50
Q2 2004	—	—	—	—	—	3,853	198,294	51.46	198,294	51.46
Q3 2004	—	—	—	—	—	1,318	87,770	66.59	87,770	66.59
Q4 2004	40,000	434,436	10.86	434,436	10.86	16,474	607,922	36.90	607,922	36.90
Total 2004	40,000	$434,436	$10.86	$434,436	$10.86	36,405	$1,595,155	$43.82	$1,595,155	$43.82

Q1 2005	—	—	$—	—	$—	11,143	$486,770	$43.68	$486,770	$43.68
Q2 2005	—	—	—	—	—	3,215	198,923	61.87	198,923	61.87
Q3 2005	—	—	—	—	—	11,794	563,563	47.78	581,563	49.31
Q4 2005	—	—	—	—	—	1,145	97,393	85.06	105,866	92.46
Total 2005	—	$—	$—	$—	$—	27,297	$1,346,649	$49.33	$1,373,122	$50.30

Boston Properties, Inc.

Fourth Quarter 2003

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Lease Expirations - Midtown Manhattan

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2004	195,044	$12,484,355	$64.01	$12,499,379	$64.08	—	$—	$—	$—	$—
2005	107,182	7,356,448	68.64	7,395,372	69.00	—	—	—	—	—
2006	346,611	23,755,817	68.54	23,753,337	68.53	—	—	—	—	—
2007	170,306	10,435,631	61.28	10,542,498	61.90	—	—	—	—	—
2008	503,146	30,660,436	60.94	31,495,746	62.60	—	—	—	—	—
2009	293,146	17,755,931	60.57	19,556,048	66.71	—	—	—	—	—
2010	304,088	20,217,496	66.49	21,490,141	70.67	—	—	—	—	—
2011	389,160	22,956,031	58.99	26,343,579	67.69	—	—	—	—	—
2012	891,075	52,712,451	59.16	53,767,672	60.34	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
Thereafter	3,114,394	185,918,484	59.70	224,291,331	72.02	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2004	—	$—	$—	$—	$—	3,276	$448,192	$136.81	$448,192	$136.81
2005	—	—	—	—	—	1,514	285,156	188.35	296,463	195.81
2006	—	—	—	—	—	15,225	685,143	45.00	690,799	45.37
2007	—	—	—	—	—	—	—	—	—	—
2008	—	—	—	—	—	3,232	161,884	50.09	169,126	52.33
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	5,030	336,496	66.90	413,996	82.31
2011	—	—	—	—	—	14,995	1,324,173	88.31	1,584,025	105.64
2012	—	—	—	—	—	5,639	627,712	111.32	818,811	145.20
2013	—	—	—	—	—	15,896	1,461,548	91.94	1,643,981	103.42
Thereafter	—	—	—	—	—	136,160	11,863,316	87.13	15,765,807	115.79

Boston Properties, Inc.

Fourth Quarter 2003

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Quarterly Lease Expirations - Midtown Manhattan

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2004	103,651	$6,477,213	$62.49	$6,477,213	$62.49	—	$—	$—	$—	$—
Q2 2004	38,439	3,235,516	84.17	3,235,516	84.17	—	—	—	—	—
Q3 2004	—	—	—	—	—	—	—	—	—	—
Q4 2004	52,954	2,771,626	52.34	2,786,650	52.62	—	—	—	—	—
Total 2004	195,044	$12,484,355	$64.01	$12,499,379	$64.08	—	$—	$—	$—	$—

Q1 2005	5,919	$389,288	$65.77	$389,288	$65.77	—	$—	$—	$—	$—
Q2 2005	46,309	3,045,563	65.77	3,045,563	65.77	—	—	—	—	—
Q3 2005	—	—	—	—	—	—	—	—	—	—
Q4 2005	54,954	3,921,597	71.36	3,960,521	72.07	—	—	—	—	—
Total 2005	107,182	$7,356,448	$68.64	$7,395,372	$69.00	—	$—	$—	$—	$—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2004	—	$—	$—	$—	$—	1,626	$243,868	$149.98	$243,868	$149.98
Q2 2004	—	—	—	—	—	350	50,655	144.73	50,655	144.73
Q3 2004	—	—	—	—	—	—	—	—	—	—
Q4 2004	—	—	—	—	—	1,300	153,669	118.21	153,669	118.21
Total 2004	—	$—	$—	$—	$—	3,276	$448,192	$136.81	$448,192	$136.81

Q1 2005	—	$—	$—	—	$—	—	$—	$—	—	$—
Q2 2005	—	—	—	—	—	1,103	248,439	225.24	257,573	233.52
Q3 2005	—	—	—	—	—	—	—	—	—	—
Q4 2005	—	—	—	—	—	411	36,717	89.34	38,890	94.62
Total 2005	—	$—	$—	$—	$—	1,514	$285,156	$188.35	$296,463	$195.81

Boston Properties, Inc.

Fourth Quarter 2003

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Lease Expirations - Princeton/East Brunswick

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2004	389,124	$11,839,529	$30.43	$11,839,529	$30.43	—	$—	$—	$—	$—
2005	228,388	7,233,958	31.67	7,245,104	31.72	—	—	—	—	—
2006	92,016	3,171,557	34.47	3,233,362	35.14	—	—	—	—	—
2007	513,240	14,901,054	29.03	15,923,600	31.03	—	—	—	—	—
2008	—	—	—	—	—	—	—	—	—	—
2009	180,384	5,947,460	32.97	6,621,151	36.71	—	—	—	—	—
2010	154,917	5,137,140	33.16	5,603,900	36.17	—	—	—	—	—
2011	270,326	8,230,533	30.45	9,069,538	33.55	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
2013	91,833	2,800,930	30.50	3,186,283	34.70	—	—	—	—	—
Thereafter	227,835	6,647,263	29.18	7,394,259	32.45	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2004	—	$—	$—	$—	$—	2,904	$48,000	$16.53	$48,000	$16.53
2005	—	—	—	—	—	—	—	—	—	—
2006	—	—	—	—	—	—	—	—	—	—
2007	—	—	—	—	—	—	—	—	—	—
2008	—	—	—	—	—	—	—	—	—	—
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—

Boston Properties, Inc.

Fourth Quarter 2003

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Quarterly Lease Expirations - Princeton/East Brunswick

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2004	3,022	$110,910	$36.70	$110,910	$36.70	—	$—	$—	$—	$—
Q2 2004	54,636	1,536,832	28.13	1,536,832	28.13	—	—	—	—	—
Q3 2004	132,356	4,065,028	30.71	4,065,028	30.71	—	—	—	—	—
Q4 2004	199,110	6,126,759	30.77	6,126,759	30.77	—	—	—	—	—
Total 2004	389,124	$11,839,529	$30.43	$11,839,529	$30.43	—	$—	$—	$—	$—

Q1 2005	3,533	$114,730	$32.47	$114,730	$32.47	—	$—	$—	$—	$—
Q2 2005	8,977	280,157	31.21	280,157	31.21	—	—	—	—	—
Q3 2005	135,202	4,061,787	30.04	4,072,933	30.12	—	—	—	—	—
Q4 2005	80,676	2,777,284	34.43	2,777,284	34.43	—	—	—	—	—
Total 2005	228,388	$7,233,958	$31.67	$7,245,104	$31.72	—	$—	$—	$—	$—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2004	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2004	—	—	—	—	—	—	—	—	—	—
Q3 2004	—	—	—	—	—	—	—	—	—	—
Q4 2004	—	—	—	—	—	2,904	48,000	16.53	48,000	16.53
Total 2004	—	$—	$—	$—	$—	2,904	$48,000	$16.53	$48,000	$16.53

Q1 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2005	—	—	—	—	—	—	—	—	—	—
Q3 2005	—	—	—	—	—	—	—	—	—	—
Q4 2005	—	—	—	—	—	—	—	—	—	—
Total 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—

Boston Properties, Inc.

Fourth Quarter 2003

IN-SERVICE OTHER PROPERTIES

Lease Expirations

Other Properties (Richmond, VA; Baltimore, MD; Bucks County, PA)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2004	89,374	$2,245,092	$25.12	$2,244,055	$25.11	—	$—	$—	$—	$—
2005	438,177	11,267,890	25.72	11,564,854	26.39	—	—	—	—	—
2006	39,038	1,035,478	26.52	1,096,550	28.09	—	—	—	—	—
2007	413,683	12,843,491	31.05	12,972,371	31.36	—	—	—	—	—
2008	8,647	222,693	25.75	247,607	28.64	—	—	—	—	—
2009	54,467	1,476,620	27.11	1,551,668	28.49	—	—	—	—	—
2010	28,840	634,548	22.00	714,172	24.76	—	—	—	—	—
2011	4,618	124,098	26.87	139,614	30.23	—	—	—	—	—
2012	30,566	981,474	32.11	1,219,278	39.89	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
Thereafter	275,062	7,631,146	27.74	7,631,146	27.74	—	—	—	—	—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2004	161,000	$774,422	$4.81	$774,422	$4.81	2,183	$81,344	$37.26	$81,344	$37.26
2005	—	—	—	—	—	5,296	261,738	49.42	268,765	50.75
2006	—	—	—	—	—	—	—	—	—	—
2007	—	—	—	—	—	10,036	425,236	42.37	425,236	42.37
2008	—	—	—	—	—	3,561	78,410	22.02	90,705	25.47
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	6,532	238,778	36.56	253,932	38.88
Thereafter	—	—	—	—	—	8,046	48,276	6.00	137,490	17.09

Boston Properties, Inc.

Fourth Quarter 2003

IN-SERVICE OTHER PROPERTIES

Quarterly Lease Expirations

Other Properties (Richmond, VA; Baltimore, MD; Bucks County, PA)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2004	15,894	$569,140	$35.81	$569,140	$35.81	—	$—	$—	$—	$—
Q2 2004	2,093	72,418	34.60	72,418	34.60	—	—	—	—	—
Q3 2004	66,935	1,480,564	22.12	1,479,528	22.10	—	—	—	—	—
Q4 2004	4,452	122,970	27.62	122,969	27.62	—	—	—	—	—
Total 2004	89,374	$2,245,092	$25.12	$2,244,055	$25.11	—	$—	$—	$—	$—

Q1 2005	1,731	$36,915	$21.33	$37,919	$21.91	—	$—	$—	$—	$—
Q2 2005	42,149	1,202,587	28.53	1,234,661	29.29	—	—	—	—	—
Q3 2005	53,177	1,683,427	31.66	1,701,862	32.00	—	—	—	—	—
Q4 2005	341,120	8,344,961	24.46	8,590,412	25.18	—	—	—	—	—
Total 2005	438,177	$11,267,890	$25.72	$11,564,854	$26.39	—	$—	$—	$—	$—

	INDUSTRIAL					RETAIL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2004	—	$—	$—	$—	$—	2,183	$72,623	$33.27	$72,623	$33.27
Q2 2004	161,000	774,422	4.81	774,422	4.81	—	—	—	—	—
Q3 2004	—	—	—	—	—	—	—	—	—	—
Q4 2004	—	—	—	—	—	—	8,721	—	8,721	—
Total 2004	161,000	$774,422	$4.81	$774,422	$4.81	2,183	$81,344	$37.26	$81,344	$37.26

Q1 2005	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2005	—	—	—	—	—	—	—	—	—	—
Q3 2005	—	—	—	—	—	5,296	261,738	49.42	268,765	50.75
Q4 2005	—	—	—	—	—	—	—	—	—	—
Total 2005	—	$—	$—	$—	$—	5,296	$261,738	$49.42	$268,765	$50.75

Boston Properties, Inc.

Fourth Quarter 2003

CBD PROPERTIES

Lease Expirations

	Greater Boston
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases		Current Annualized Revenues Under Expiring Leases	Per Square Foot		Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2004	109,897	(1)	$7,870,835	$43.61	(1)	$7,449,887	$44.80	(1)
2005	468,628		22,675,155	48.39		22,910,181	48.89
2006	147,094		7,142,993	48.56		7,221,270	49.09
2007	159,639		8,547,015	53.54		8,724,448	54.65
2008	170,763		6,392,704	37.44		6,475,909	37.92
2009	740,731		27,283,600	36.83		29,781,027	40.20
2010	191,283		7,245,458	37.88		7,991,443	41.78
2011	434,991		22,075,780	50.75		26,041,805	59.87
2012	309,025		13,907,451	45.00		14,816,844	47.95
2013	240,743		10,765,130	44.72		14,367,815	59.68
Thereafter	945,517		38,871,973	41.11		43,459,100	45.96

	Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2004	164,319	$6,859,859	$41.75	$6,868,497	$41.80
2005	239,124	9,785,737	40.92	10,235,875	42.81
2006	29,169	1,111,249	38.10	1,162,163	39.84
2007	290,829	10,094,083	34.71	10,268,494	35.31
2008	41,310	1,634,179	39.56	1,736,746	42.04
2009	749,346	27,000,861	36.03	29,985,106	40.02
2010	397,994	15,753,838	39.58	18,172,222	45.66
2011	194,123	7,695,987	39.64	9,006,916	46.40
2012	80,203	3,049,436	38.02	3,066,943	38.24
2013	—	—	—	—	—
Thereafter	140,813	6,384,507	45.34	8,414,534	59.76

	New York
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2004	198,320	$12,932,547	$65.21	$12,947,571	$65.29
2005	108,696	7,641,604	70.30	7,691,836	70.76
2006	361,836	24,440,961	67.55	24,444,137	67.56
2007	170,306	10,435,631	61.28	10,542,498	61.90
2008	506,378	30,822,320	60.87	31,664,872	62.53
2009	293,146	17,755,931	60.57	19,556,048	66.71
2010	309,118	20,553,992	66.49	21,904,137	70.86
2011	404,155	24,280,204	60.08	27,927,604	69.10
2012	896,714	53,340,163	59.48	54,586,483	60.87
2013	15,896	1,461,548	91.94	1,643,981	103.42
Thereafter	3,250,554	197,781,800	60.85	240,057,138	73.85

	San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2004	664,761	$28,036,373	$42.18	$28,090,009	$42.26
2005	319,919	14,038,051	43.88	14,081,002	44.01
2006	879,469	43,029,229	48.93	43,941,381	49.96
2007	437,641	21,478,462	49.08	22,045,771	50.37
2008	264,809	11,162,936	42.15	11,817,953	44.63
2009	179,996	8,770,875	48.73	9,250,438	51.39
2010	212,524	12,433,328	58.50	14,286,113	67.22
2011	196,163	18,186,125	92.71	18,719,913	95.43
2012	162,789	7,680,371	47.18	8,437,397	51.83
2013	101,749	4,009,175	39.40	4,758,384	46.77
Thereafter	181,949	7,188,710	39.51	7,563,859	41.57

Princeton/East Brunswick
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2004	—	$—	$—	$—	$—
2005	—	—	—	—	—
2006	—	—	—	—	—
2007	—	—	—	—	—
2008	—	—	—	—	—
2009	—	—	—	—	—
2010	—	—	—	—	—
2011	—	—	—	—	—
2012	—	—	—	—	—
2013	—	—	—	—	—
Thereafter	—	—	—	—	—

	Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2004	91,557	$2,326,436	$25.41	$2,325,399	$25.40
2005	443,473	11,529,628	26.00	11,833,619	26.68
2006	39,038	1,035,478	26.52	1,096,550	28.09
2007	423,719	13,268,727	31.31	13,397,607	31.62
2008	12,208	301,103	24.66	338,312	27.71
2009	54,467	1,476,620	27.11	1,551,668	28.49
2010	28,840	634,548	22.00	714,172	24.76
2011	4,618	124,098	26.87	139,614	30.23
2012	30,566	981,474	32.11	1,219,278	39.89
2013	6,532	238,778	36.56	253,932	38.88
Thereafter	283,108	7,679,422	27.13	7,768,636	27.44

(1)  Includes 41,197 square feet of retail space and kiosks.  Excluding this space, current rent on expiring leases with retail is $71.62 and rent on expiring leases with future step-up including retail is $67.79 per square foot.

Boston Properties, Inc.

Fourth Quarter 2003

SUBURBAN PROPERTIES

Lease Expirations

	Greater Boston
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2004	249,973	$7,815,289	$31.26	$7,815,952	$31.27
2005	367,605	11,023,645	29.99	11,078,506	30.14
2006	655,708	16,297,157	24.85	16,367,528	24.96
2007	459,519	12,566,226	26.99	13,051,065	28.04
2008	324,970	9,732,006	29.95	10,159,448	31.26
2009	321,169	11,410,922	35.53	12,006,026	37.38
2010	95,240	2,303,842	24.19	2,437,923	25.60
2011	444,870	9,261,738	20.82	10,623,047	23.88
2012	424,413	11,761,378	27.71	13,453,057	31.70
2013	—	—	—	—	—
Thereafter	212,002	7,696,395	36.30	9,165,811	43.23

	Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2004	100,776	$2,301,296	$22.84	$2,304,640	$22.87
2005	323,314	8,582,185	26.54	8,883,440	27.48
2006	365,773	9,699,489	26.52	10,272,208	28.08
2007	276,575	6,842,708	24.74	7,126,985	25.77
2008	230,153	6,683,760	29.04	7,348,391	31.93
2009	334,025	9,824,141	29.41	10,035,050	30.04
2010	460,823	13,711,357	29.75	14,622,865	31.73
2011	940,096	27,142,161	28.87	31,479,993	33.49
2012	367,232	13,083,910	35.63	16,904,841	46.03
2013	68,690	1,919,134	27.94	2,427,006	35.33
Thereafter	1,413,474	39,245,607	27.77	44,709,197	31.63

New York
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2004	—	$—	$—	$—	$—
2005	—	—	—	—	—
2006	—	—	—	—	—
2007	—	—	—	—	—
2008	—	—	—	—	—
2009	—	—	—	—	—
2010	—	—	—	—	—
2011	—	—	—	—	—
2012	—	—	—	—	—
2013	—	—	—	—	—
Thereafter	—	—	—	—	—

	San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2004	117,611	$2,797,759	$23.79	$2,798,378	$23.79
2005	105,518	2,400,871	22.75	2,447,354	23.19
2006	52,993	2,308,148	43.56	2,535,091	47.84
2007	43,625	887,252	20.34	942,326	21.60
2008	75,819	1,748,551	23.06	1,836,956	24.23
2009	8,636	236,993	27.44	272,079	31.51
2010	7,724	168,000	21.75	231,720	30.00
2011	—	—	—	—	—
2012	—	—	—	—	—
2013	—	—	—	—	—
Thereafter	141,348	4,452,462	31.50	5,147,894	36.42

	Princeton/East Brunswick
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2004	392,028	$11,887,529	$30.32	$11,887,529	$30.32
2005	228,388	7,233,958	31.67	7,245,104	31.72
2006	92,016	3,171,557	34.47	3,233,362	35.14
2007	513,240	14,901,054	29.03	15,923,600	31.03
2008	—	—	—	—	—
2009	180,384	5,947,460	32.97	6,621,151	36.71
2010	154,917	5,137,140	33.16	5,603,900	36.17
2011	270,326	8,230,533	30.45	9,069,538	33.55
2012	—	—	—	—	—
2013	91,833	2,800,930	30.50	3,186,283	34.70
Thereafter	227,835	6,647,263	29.18	7,394,259	32.45

Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2004	161,000	$774,422	$4.81	$774,422	$4.81
2005	—	—	—	—	—
2006	—	—	—	—	—
2007	—	—	—	—	—
2008	—	—	—	—	—
2009	—	—	—	—	—
2010	—	—	—	—	—
2011	—	—	—	—	—
2012	—	—	—	—	—
2013	—	—	—	—	—
Thereafter	—	—	—	—	—

Boston Properties, Inc.

Fourth Quarter 2003

HOTEL PERFORMANCE

Long Wharf Marriott - Boston

	Fourth Quarter 2003	Fourth Quarter 2002	Percent Change	YTD 2003	YTD 2002	Percent Change

Occupancy	77.0%	78.2%	-1.5%	80.1%	82.9%	-3.4%

Average Daily Rate	$208.94	$217.19	-3.8%	$199.32	$212.57	-6.2%

Revenue per available room	$160.88	$169.84	-5.3%	$159.60	$176.13	-9.4%

Hotel Revenues Less Hotel Operating Expenses (in thousands)	$3,093	$3,512	-11.9%	$9,098	$11,283	-19.4%

Cambridge Center Marriott

	Fourth Quarter 2003	Fourth Quarter 2002	Percent Change	YTD 2003	YTD 2002	Percent Change

Occupancy	69.7%	73.8%	-5.6%	72.9%	76.6%	-4.8%

Average Daily Rate	$170.87	$182.04	-6.1%	$157.55	$173.52	-9.2%

Revenue per available room	$119.01	$134.34	-11.4%	$114.79	$132.94	-13.7%

Hotel Revenues Less Hotel Operating Expenses (in thousands)	$2,076	$2,441	-15.0%	$5,689	$7,863	-27.6%

Residence Inn by Marriott

	Fourth Quarter 2003	Fourth Quarter 2002	Percent Change	YTD 2003	YTD 2002	Percent Change

Occupancy	81.8%	81.1%	0.9%	80.8%	84.9%	-4.8%

Average Daily Rate	$120.51	$140.57	-14.3%	$123.76	$138.77	-10.8%

Revenue per available room	$98.61	$114.00	-13.5%	$100.00	$117.87	-15.2%

Hotel Revenues Less Hotel Operating Expenses (in thousands)	$921	$1,374	-33.0%	$3,046	$4,238	-28.1%

Total Hotel Performance

	Fourth Quarter 2003	Fourth Quarter 2002	Percent Change	YTD 2003	YTD 2002	Percent Change

Occupancy	75.0%	77.0%	-2.6%	77.3%	80.7%	-4.2%

Average Daily Rate	$174.83	$186.75	-6.4%	$166.40	$181.13	-8.1%

Revenue per available room	$130.70	$143.62	-9.0%	$128.78	$146.25	-11.9%

Hotel Revenues Less Hotel Operating Expenses (in thousands)	$6,090	$7,327	-16.9%	$17,833	$23,384	-23.7%

Boston Properties, Inc.

Fourth Quarter 2003

SAME PROPERTY PERFORMANCE

Office, Office/Technical, Industrial and Hotel Properties

	Office	Office/Technical	Industrial	Hotel (1)	Total
Number of Properties	95	27	4	3	129
Square feet	27,610,640	1,531,227	390,273	937,874	30,470,014
Percent of in-service properties	93.6%	92.3%	100.0%	100.0%	93.8%
Occupancy @ 12/31/02	93.9%	92.6%	100.0%	—	93.9%
Occupancy @ 12/31/03	92.6%	92.3%	56.6%	—	92.1%
Percent change from 4th quarter 2003 over 4th quarter 2002 (2):
Rental revenue	-0.3%	-6.2%	-40.7%	-9.5%	-1.2%
Operating expenses and real estate taxes	-1.9%	8.4%	-8.0%	-8.9%	-2.9%
Net Operating Income (3)	0.5%	-9.9%	-52.7%	-11.0%	-0.2%
Net Operating Income (3) - without hotels					0.2%

Rental revenue - cash basis	-1.5%	-3.6%	-43.0%	-9.5%	-2.3%
Net Operating Income (3) - cash basis (4)	-1.3%	-6.8%	-54.9%	-11.0%	-1.9%
Net Operating Income (3) - cash basis(4) - without hotels					-1.6%

Same Property Lease Analysis - quarter ended December 31, 2003

	Office	Office/Technical	Industrial	Total
Vacant space available @ 10/1/03 (sf)	1,884,563	172,608	169,273	2,226,444
Square footage of leases expiring or	—	—	—	—
terminated 10/1/03-12/31/03	1,025,410	17,724	—	1,043,134
Total space for lease (sf)	2,909,973	190,332	169,273	3,269,578
New tenants (sf)	370,437	64,572	—	435,009
Renewals (sf)	499,401	8,208	—	507,609
Total space leased (sf)	869,838	72,780	—	942,618
Space available @ 12/31/03 (sf)	2,040,135	117,552	169,273	2,326,960
Net (increase)/decrease in available space (sf)	(155,572)	55,056	—	(100,516)
Average lease term (months)	97	25	—	91
2nd generation TI/Comm PSF	$25.99	$9.78	$—	$24.73
Increase (decrease) in 2nd generation gross rents (5)	-11.6%	-0.6%	0.0%	-11.4%
Increase (decrease) in 2nd generation net rents (5)	-17.2%	-20.1%	0.0%	-17.3%

(1)          Includes revenue and expenses from retail tenants at the hotel properties.

(2)          See page 48 for a quantitative reconciliation.

(3)          For a quantitative reconciliation of Net Operating Income (NOI) to net income in accordance with GAAP, see page 47.  For disclosures relating to our use of NOI, see page 54.

(4)          For a quantitative reconciliation of NOI to NOI on a cash basis, see page 47.  For disclosures relating to our use of NOI, see page 54.

(5)          Represents increase in rents on a “cash to cash” basis (actual rent at time of expiration vs.initial rent of new lease) and for only 2nd generation space after eliminating any space vacant for more than 12 months.  The total footage being weighted is 744,893 sf.

Boston Properties, Inc.

Fourth Quarter 2003

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	12/31/2003	12/31/2002
	(in thousands)

Net income available to common shareholders	$60,592	$260,146
Gains on sales of real estate from discontinued operations, net of minority interest	—	(7,645)
Income from discontinued operations, net of minority interest	(259)	(5,508)
Gains on sales of real estate and other assets, net of minority interest	—	(187,562)
Minority interest in Operating Partnership	18,879	19,289
Income from unconsolidated joint ventures	(662)	(2,083)
Minority interest in property partnerships	(313)	(191)
Income before minority interests in property partnerships, income from unconsolidated joint ventures, minority interest in Operating Partnership, gains on sales of real estate and other assets, income from discontinued operations and gains on sales of real estate from discontinued operations	78,237	76,446

Add:
Loss from early extinguishment of debt	—	2,386
Net derivative losses	—	1,461
Depreciation and amortization	56,232	52,129
Interest	75,001	72,410
General and administrative	11,749	12,703

Subtract:
Interest and Other	(866)	(700)
Development and management services	(4,550)	(2,769)

Consolidated Net Operating Income	$215,803	$214,066

Same Property Net Operating Income	$206,065	$206,507

Net operating income from non same properties	13,205	8,681
Termination income	1,226	3,724
Net operating income from joint venture properties (Company’s share)	(4,693)	(4,846)
Consolidated Net Operating Income	$215,803	$214,066

Same Property Net Operating Income	$206,065	$206,507
Less Straight Line Rent	12,350	8,967
Same Property Net Operating Income - cash basis	$193,715	$197,540

Boston Properties, Inc.

Fourth Quarter 2003

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office				Office/Technical
	For the three months ended		$	%	For the three months ended		$	%
	31-Dec-03	31-Dec-02	Change	Change	31-Dec-03	31-Dec-02	Change	Change

Rental Revenue	$286,843	$290,076			$5,255	$5,603

Less Termination Income	1,226	3,724			—	—

Rental revenue - subtotal	285,617	286,352	(735)	-0.3%	5,255	5,603	(348)	-6.2%

Operating expenses and real estate taxes	90,263	92,001	(1,738)	-1.9%	1,230	1,135	95	8.4%

Net Operating Income (1)	$195,354	$194,351	$1,003	0.5%	$4,025	$4,468	$(443)	-9.9%

Rental revenue - subtotal	$285,617	$286,352			$5,255	$5,603

Less Straight Line Rent	12,362	8,855	3,507		(10)	141	(151)

Rental revenue - cash basis	273,255	277,497	(4,242)	-1.5%	5,265	5,462	(197)	-3.6%

Less:
Operating expenses and real estate taxes	90,263	92,001	(1,738)	-1.9%	1,230	1,135	95	8.4%

Net Operating Income (2) - cash basis	$182,992	$185,496	$(2,504)	-1.3%	$4,035	$4,327	$(292)	-6.7%

	Industrial
	For the three months ended		$	%
	31-Dec-03	31-Dec-02	Change	Change

Rental Revenue	$309	$521

Less Termination Income	—	—

Rental revenue - subtotal	309	521	(212)	-40.7%

Operating expenses and real estate taxes	129	140	(11)	-7.9%

Net Operating Income (1)	$180	$381	$(201)	-52.8%

Rental revenue - subtotal	$309	$521

Less Straight Line Rent	(5)	(29)	24

Rental revenue - cash basis	314	550	(236)	-42.9%

Less:
Operating expenses and real estate taxes	129	140	(11)	-7.9%

Net Operating Income (2) - cash basis	$185	$410	$(225)	-54.9%

	Hotel				Total
	For the three months ended		$	%	For the three months ended		$	%
	31-Dec-03	31-Dec-02	Change	Change	31-Dec-03	31-Dec-02	Change	Change

Rental Revenue	$22,499	$24,869			$314,906	$321,069

Less Termination Income	—	—			1,226	3,724

Rental revenue - subtotal	22,499	24,869	$(2,370)	-9.5%	313,680	317,345	(3,665)	-1.2%

Operating expenses and real estate taxes	15,993	17,562	(1,569)	-8.9%	107,615	110,838	(3,223)	-2.9%

Net Operating Income (1)	$6,506	$7,307	$(801)	-11.0%	$206,065	$206,507	$(442)	-0.2%

Rental revenue - subtotal	$22,499	$24,869			$313,680	$317,345

Less Straight Line Rent	3	—	3		12,350	8,967	3,383

Rental revenue - cash basis	22,496	24,869	(2,373)	-9.5%	301,330	308,378	(7,048)	-2.3%

Less:
Operating expenses and real estate taxes	15,993	17,562	(1,569)	-8.9%	107,615	110,838	(3,223)	-2.9%

Net Operating Income (2) - cash basis	$6,503	$7,307	$(804)	-11.0%	$193,715	$197,540	$(3,825)	-1.9%

(1)    For a quantitative reconciliation of net operating income (NOI) to net income in accordance with GAAP, see page 47.  For disclosures relating to our use of NOI see page 54.

(2)    For a quantitative reconciliation of net operating income (NOI) on a cash basis see page 47.  For disclosures relating to our use of NOI see page 54.

Boston Properties, Inc.

Fourth Quarter 2003

PROPERTY PERFORMANCE

All In-Service Properties - quarter ended December 31, 2003

	Office	Office/Technical	Industrial	Total
Vacant space available @ 10/01/03 (sf)	2,091,466	172,608	169,273	2,433,347
Property dispositions	—	—	—	—
New development completed (sf)	—	—	—	—
Leases expiring or terminated 10/1/03-12/31/03 (sf)	1,025,857	17,724	—	1,043,581
Total space for lease (sf)	3,117,323	190,332	169,273	3,476,928
New tenants (sf)	410,496	64,572	—	475,068
Renewals (sf)	499,401	8,208		507,609
Total space leased (sf)	909,897	72,780	—	982,677 (1)
Space available @ 12/31/03 (sf)	2,207,426	117,552	169,273	2,494,251
Net (increase)/decrease in available space (sf)	(115,960)	55,056	—	(60,904)
Average lease term (months)	98	25	—	91
2nd generation TI/Comm PSF	$25.78	$9.78	$—	$24.55
Increase (decrease) in 2nd generation gross rents (2)	-11.52%	-0.60%	0.00%	-11.29%
Increase (decrease) in 2nd generation net rents (3)	-17.41%	-20.12%	0.00%	-17.50%

(1)  Details of 1st and 2nd generation space:

(2)  Represents increase (decrease) in gross rent (total base rent and expense reimbursements), comparing the change in rent at lease expiration

vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months.

(3)  Represents increase (decrease) in net rent (base rent less base year expense), comparing the rent at lease expiration

vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months.

	All leases 1st Generation	All leases 2nd Generation	Incr (decr) in 2nd gen. gross rents (1)	Incr (decr) in 2nd gen. net rents (1)	Total Leased
Boston	27,952	224,554	-5.32%	-9.15%	252,506
Washington	7,167	420,432	-8.16%	-11.24%	427,599
New York	—	65,816	-0.25%	-10.29%	65,816
San Francisco	—	188,228	-28.39%	-39.28%	188,228
Princeton	2,956	45,572	-1.61%	-0.31%	48,528
	38,075	944,602	-11.29%	-17.50%	982,677

Boston Properties, Inc.

Fourth Quarter 2003

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q4 2003	Q3 2003	Q2 2003	Q1 2003	2002	2001

Recurring capital expenditures	$8,413	$3,415	$4,726	$1,960	$16,674	$11,770

Planned non-recurring capital expenditures associated with acquisition properties	1,098	446	596	2,324	31,908	45,052

Hotel improvements, equipment upgrades and replacements	676	353	911	405	3,218	9,230

	$10,187	$4,214	$6,233	$4,689	$51,800	$66,052

2nd Generation Tenant Improvements and Leasing Commissions (1)

(in thousands, except per share amounts)

	Q4 2003	Q3 2003	Q2 2003	Q1 2003	2002	2001
Office
Square feet	871,822	814,524	448,021	501,547	2,122,409	2,394,291
Tenant improvement and lease commissions PSF	$25.78	$6.43	$13.61	$8.34	$20.17	$17.47
Office/Technical
Square feet	72,780	45,266	47,147	4,700	347,321	348,178
Tenant improvement and lease commissions PSF	$9.78	$8.20	$0.12	$0.86	$1.42	$3.13
Industrial
Square feet	—	—	—	—	244,904	—
Tenant improvement and lease commissions PSF	$—	$—	$—	$—	$0.62	$—

Average tenant improvement and lease commissions PSF	$24.55	$6.52	$12.33	$8.27	$16.01	$15.65

(1)  Based on leases executed during the period.

Boston Properties, Inc.

Fourth Quarter 2003

VALUE CREATION PIPELINE - ACQUISITIONS/DISPOSITIONS

as of December 31, 2003

ACQUISITIONS

For the period from January 1, 2003 through December 31, 2003

Property	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment	Total Investment	Percentage Leased

Discovery Square (remaining 50% interest)	Apr-03	366,939	$18,273,000	$—	$18,273,000	98%
One Freedom Square (remaining 75% interest)	Aug-03	410,308	19,294,397	—	19,294,397	100%
Two Freedom Square (remaining 50% interest)	Aug-03	421,502	16,705,603	8,458,285	25,163,888	100%
South of Market- Reston VA Land	Aug-03	N/A	13,522,000	—	13,522,000	N/A
1333 New Hampshire Avenue	Oct-03	315,363	111,550,000	—	111,550,000	100%

Total Value Creation Pipeline - Acquisitions		1,514,112	$179,345,000	$8,458,285	$187,803,285	99%

DISPOSITIONS

For the period from January 1, 2003 through December 31, 2003

Property and other assets	Date Disposed	Square Feet	Gross Sales Price		Book Gain(Loss)

The Candler Building	Jan-03	540,706	$63,067,000		$(292,564)
875 Third Avenue	Feb-03	711,901	370,100,000	(1)	90,020,729
2300 N Street	Mar-03	289,243	122,000,000	(2)	64,310,972
Prudential Center garage spaces	May-03	N/A	1,935,000		153,000
Transfer of mortgage benefits	Various	N/A	5,780,000		5,780,000

Total Dispositions		1,541,850	$562,882,000		$159,972,137

(1)  Includes $8.8 million of future tenant improvement work credited to buyer at closing.

(2)  Includes $8.0 million of future tenant improvement work credited to buyer at closing.

Boston Properties, Inc.

Fourth Quarter 2003

VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS

as of December 31, 2003 (except percentage leased)

Development Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet

New Dominion Tech, Building Two	Q3 2004	Q3 2004	Herndon, VA	1	257,400
Times Square Tower	Q2 2004	Q2 2005	New York, NY	1	1,234,272
901 New York Avenue (25% ownership)	Q3 2004	Q3 2005	Washington, D.C.	1	538,463

Total Development Properties				3	2,030,135

Development Properties	Investment to Date	Estimated Total Investment (1)	Total Construction Loan	Amount Drawn at December 31, 2003	Estimated Future Equity Requirement	Percentage Leased

New Dominion Tech, Building Two	$49,209,794	$67,589,000	$65,000,000	$42,642,520	$—	100%
Times Square Tower	506,739,024	653,500,000	493,500,000	332,889,866	—	25%
901 New York Avenue (25% ownership)	25,978,455	44,777,000	30,000,000	11,831,260	629,805	80%

Total Development Properties	$581,927,273	$765,866,000	$588,500,000	$387,363,646	$629,805	49%

DEVELOPMENTS PLACED-IN-SERVICE DURING 2003

	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet

Class A Office Building

Waltham Weston Corporate Center	Q1 2002	Q4 2003	Waltham, MA	1	306,801
Two Freedom Square (50% ownership)	Q3 2002	Q2 2003	Reston, VA	1	421,502
Shaws Supermarket	Q2 2003	Q2 2003	Boston, MA	1	57,235

Total Developments Placed in Service				3	785,538

	Investment to Date	Estimated Total Investment	Construction Loan	Drawn at December 31, 2003	Estimated Future Equity Requirement	Percentage Leased

Class A Office Building

Waltham Weston Corporate Center	$74,005,707	$85,000,000	$—	$—	$10,994,293	67%
Two Freedom Square (50% ownership)	40,877,715	49,336,000	—		8,458,285	100%
Shaws Supermarket	24,415,736	24,600,000	—	—	184,264	100%

Total Developments Placed in Service	$139,299,158	$158,936,000	$—	$—	$19,636,842	87%

(1)  Includes net revenues during lease-up period and cash component of hedge contracts.

Boston Properties, Inc.

Fourth Quarter 2003

VALUE CREATION PIPELINE - OWNED LAND PARCELS

as of December 31, 2003

Location	No. of Parcels	Acreage	Developable Square Feet

Rockville, MD	3	83.0	1,242,000
Dulles, VA	2	76.6	945,000
Gaithersburg, MD	4	27.0	850,000
San Jose, CA	5	3.7	841,000
Reston, VA	4	43.2	1,602,000
Boston, MA	2	0.5	776,000
Marlborough, MA	1	0.5	170,000
Weston, MA	1	50.0	400,000
Waltham, MA	1	4.3	202,000
Andover, MA	1	74.0	350,000
Washington, D.C.	1	10.0	110,000
	25	372.7	7,488,000

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

as of December 31, 2003

Location	No. of Parcels	Acreage	Developable Square Feet

Princeton, NJ (1)	14	149.9	1,900,000
Washington, D.C. (2)	2	4.6	1,432,000
Framingham, MA (3)	1	21.5	300,000
Cambridge, MA (4)	1	2.6	165,000
	18	178.6	3,797,000

(1)  $20.00 per developable square foot plus an earnout calculation.

(2)  One parcel is subject to ground lease.  The other parcels’ option expires on 3/16/05 if there is no tenant.

(3) Subject to ground lease.

(4) Prior to January 23, 2004, the cost will be $28.32/SF of land area.  Land area is approximately 108,000 SF.

Boston Properties, Inc.

Fourth Quarter 2003

Definitions

This section contains a brief explanation of certain non-GAAP financial measures we provide in other sections of this document, and a statement of the reasons why management believes these measures provide useful information to investors about the company’s financial condition or results of operations.  Additional detail can be found in the company’s most recent annual report on Form 10-K and other documents filed with the SEC from time to time.

Funds from Operations:

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) (computed in accordance with accounting principles generally accepted in the United States of America (“GAAP”), including non-recurring items), for gains (or losses) from sales of properties, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing the comparative operating and financial performance of the Company because, by excluding gains and losses related to sales of previously depreciated operating real estate assets and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies.

Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently. In addition to presenting FFO in accordance with the NAREIT definition, we also disclose FFO after specific supplemental adjustments, including net derivative losses and early surrender lease adjustments.  Although our FFO as adjusted clearly differs from NAREIT’s definition of FFO, as well as that of other REITs and real estate companies, we believe it provides a meaningful supplemental measure of our operating performance. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO and FFO as adjusted should be compared with our reported net income and considered in addition to cash flows in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO non-real estate depreciation, (2) eliminating the effect of straight-line rent, and (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and second generation tenant improvement and leasing commissions.  In addition, this calculation includes all non-cash compensation expense related to restricted securities.  Although our FAD as adjusted differs from that of other real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners.  In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows in accordance with GAAP, as presented in our consolidated financial statements.  Our computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Debt to Total Market Capitalization Ratio

Debt to total market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector.  Total market capitalization is the sum of our total indebtedness outstanding on a consolidated basis (excluding unconsolidated joint venture debt) and the market value of our outstanding equity securities calculated using the closing stock price per share of common stock of the company multiplied by the sum of (1) the actual aggregate number of outstanding common partnership units of our operating partnership (including common partnership units held by the company) and (2) the number of common partnership units issuable upon conversion of preferred partnership units of our operating partnership.  We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes.  Investors should understand that our debt to total market capitalization ratio is in part a function of the market price of the common stock of Boston Properties, Inc., and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations.  However, for a company like ours, whose assets are primarily income-producing real estate, the debt to total market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Net Operating Income (NOI)

NOI is a non-GAAP financial measure equal to net income, the most directly comparable GAAP financial measure, plus corporate general and adminstrative expense, depreciation and amortization, interest expense, minority interest in Operating Partnership, net derivative losses and losses from early extinguishment of debt, less interest income, development and management income, gains from property dispositions, gains on sale from discontinued operations, income from discontinued operations, income from unconsolidated joint ventures and minority interest in property partnerships.  In some cases we also present NOI on a cash basis, which is NOI after eliminating the effects of straight-lining of rent.  We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level.  Therefore, we believe NOI is a useful measure for evaluating the operating performance of our real estate assets.  Our management also uses NOI to evaluate regional property level performance and to make decisions about resource allocations.  Further, we believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income.  NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations.  For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level.  In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level.  NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently.  We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements.  NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

If you would like to receive this document in a different electronic format, please call investor relations at 617-236-3322.